VOTING TRUST AND ESCROW AGREEMENT

THIS VOTING TRUST AND ESCROW AGREEMENT (“Agreement”) is made and entered into as of the 25th day of February, 2008 by and among the board members of Winsun Limited. (“Winsun”), as attorney-in-fact for some shareholders of Entech Environmental Technologies, Inc.(the “Corporation”) set forth on Schedule A attached hereto (each a “Holder” and collectively, the “Holders”), and Sixiao An (“Voting Trustees”).

RECITALS:

WHEREAS, each of the Holders shall own the Corporation’s $0.001 par value per share Series A Convertible Preferred Stock (together with the number of shares of Common Stock of the Company, par value $0.001 per share, issuable upon conversion of all or part of the Series A Convertible Preferred Stock described in the foregoing, collectively, the “Option Shares”). Such shares were issued by the Corporation in an aggregate number of 100,000 shares, which were determined by the Corporation in the Share Exchange Agreement entered into by Pacific Industry Holding Group Co. Ltd., (“Pacific Industry”) and the Corporation where all the shareholders of Pacific Industry shall sell, assign, transfer, convey and deliver their shares in Pacific Industry to the Corporation in exchange for the issuance to them shares of the Corporation.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and obligations set forth herein, the parties agree as follows:

1. Voting Trust.

1.1. Creation of Voting Trust. The Voting Trustees are hereby appointed under the voting trust created by this Agreement. During the term of this Agreement the Voting Trustees shall act as voting trustee in respect of the tendered shares of stock in the Corporation, and any additional voting shares subsequently received by the Voting Trustees as a result of the operation of this Agreement (such tendered shares and subsequent shares to be collectively referred to as the “Shares”), with all the powers, rights and privileges and subject to all the conditions and covenants hereinafter set forth.

1.2. Issue of Share Certificates To Voting Trustees. After the execution and delivery of this Agreement, when the Corporation issues shares to the Holders, it shall issue the shares in the name of the Voting Trustees one stock certificate representing the aggregate of the shares to Holders. The Voting Trustees are authorized and empowered to cause to be made any further transfers of the Shares which may become necessary through the occurrence of any change of persons holding the office of Voting Trustee.

1.3. Delivery of Voting Trust Certificates. Upon receipt by the Voting Trustees of the certificate for the Shares, the Voting Trustees shall hold the Shares, in trust, subject to the terms and conditions of this Agreement and shall deliver or cause to be delivered to each Holder voting trust certificates (“Voting Trust Certificates” or “Certificates”), in the form provided for in Section 2.1, representing in the aggregate the total number of Shares deposited by each Holder. The fact that such certificates are issued pursuant to this Agreement shall be noted by the Corporation on its stock transfer records.

1.4. Acceptance of Trust. The Voting Trustees accept the trust created hereby in accordance with all of the terms and conditions contained in this Agreement. The Shares shall be held by the Voting Trustees for the purposes of and in accordance with this Agreement, and none of the Shares, or any interest therein, shall be sold or otherwise disposed of, pledged or encumbered by the Voting Trustees, except as provided in this Agreement.

2. Voting Trust Certificates.

2.1. Form. The Voting Trust Certificates to be issued and delivered by the Voting Trustees under this Agreement in respect of the Shares shall be substantially in the following form, with such changes therein consistent with the provisions of this Agreement as the Voting Trustees and the attorney-in-fact for the Holders may from time to time approve:

THIS CERTIFICATE AND THE SECURITIES REPRESENTED BY IT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THIS CERTIFICATE AND THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, OFFERED FOR SALE OR OTHERWISE DISPOSED OF UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT OR OTHER QUALIFICATION RELATING TO THE CERTIFICATE AND SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS THE CORPORATION AND VOTING TRUSTEES RECEIVE AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION AND VOTING TRUSTEES THAT SUCH REGISTRATION OR OTHER QUALIFICATION UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH TRANSFER, SALE, OFFER OR DISPOSITION.

No. _________________________	_________________________Shares

_______________

[Holder’s Name]

VOTING TRUST CERTIFICATE FOR SERIES A CONVERTIBLE PREFERRED STOCK OF ENTECH
ENVIRONMENTAL TECHNOLOGIES, INC. (the “Corporation”)

THIS IS TO CERTIFY THAT:

1. This voting trust certificate is issued pursuant to, and the rights of the holder hereof are subject to the terms and conditions of, a Voting Trust and Escrow Agreement (the “Voting Trust Agreement”) dated [DATE] among certain of the shareholders (“Holders”) of Entech Environmental Technologies, Inc. (“Corporation”), and [TRUSTEES] (“Voting Trustees”). Copies of the Voting Trust Agreement are kept on file by the Voting Trustees in their offices at [ADDRESS], have been deposited with the Corporation at its registered office (or with the officer or agent having charge of its stock transfer books), and are open to inspection in accordance with the requirement of law.

2. By acceptance of this certificate, the Holder thereof, and every transferee, agrees to be bound by the terms of this certificate and of the Voting Trust Agreement.

3. Upon the termination of the Voting Trust Agreement, the Holder shall be entitled to receive a certificate or certificates for shares upon the release of such shares pursuant to Section 9.2 of the Voting Trust Agreement. Until such receipt or release the Holder shall from time to time be entitled to receive from the Voting Trustees dividends and distributions payable in cash and property other than voting stock of the Corporation, if any, received by or for the account of the Voting Trustees upon such shares. If the Voting Trustees shall receive any additional shares issued by way of dividend upon, or in exchange for the certificates for shares represented by this certificate, or upon the exercise of any right of subscription pursuant to Section 3.2 of the Voting Trust Agreement, the Voting Trustees shall hold such shares in accordance with the terms of the Voting Trust Agreement and shall issue Voting Trust Certificates in respect thereof.

4. Until the re-transfer to the Holder hereof of certificates for the shares represented by this certificate, the Voting Trustees shall possess and be entitled to exercise all rights and powers to vote the shares as provided in the Voting Trust Agreement, and no Holders of this certificate shall in such capacity have any rights or powers to vote such shares.

5. This certificate is transferable only on the books of the Voting Trustees to be kept by them, or their agents, upon surrender hereof (duly endorsed in blank or accompanied by a proper instrument or assignment duly executed in blank, together with all requisite transfer tax stamps attached thereto and an amount sufficient to pay all Federal, state and local taxes or other governmental charges, if any, then payable in respect of such transfer) by the registered Holder in person or by such Holder's duly authorized attorney. Until this certificate is so transferred, the Voting Trustees may treat the registered Holder hereof as the absolute owner hereof for all purposes whatsoever. The rights and powers to transfer this certificate are expressly limited by and subject to the transfer restrictions contained in the Voting Trust Agreement.

6. This certificate is not valid unless signed by the Voting Trustees.

The undersigned Voting Trustees have caused this certificate to be signed this [DATE].

________________________________
_________________________, Trustee
________________________________
_________________________, Trustee
2.2. Restrictions on Certificate Transfers

2.2.1. Applicability of Restrictions. The restrictions on transfer of Voting Trust Certificates are intended to apply during the term of the voting trust created under in this Agreement.

2.2.2. Restriction on Lifetime Disposition. No Holder shall dispose of (and the terms “dispose of” and “disposition” as used in this Agreement mean any sale, transfer, assignment, pledge, mortgage, distribution or other form of disposition or conveyance, whether voluntary, involuntary, or by operation of law, or in the case of a non-individual Holder, pursuant to a merger, consolidation, sale of assets or other reorganization, and whether testamentary or inter vivos) all or any part of his interest in a Voting Trust Certificate issued hereunder, except under the conditions set forth in this Agreement. Until the termination of this Agreement, each Voting Trust Certificate shall remain subject to this Agreement even though an offer or offers are made under this Agreement, but not accepted. Each person, personal representative, entity or successor in interest who acquires an interest in a Voting Trust Certificate issued hereunder shall hold it subject to the terms of this Agreement. Every transferee of a Voting Trust Certificate, by the acceptance of such Certificate, shall become a party to this Agreement, and shall assume all rights and obligations which the transferor had under this Agreement.

2.2.3. Disposition Upon Death. Upon the death of a Holder, the estate of the deceased Holder (or the distributee of the estate) shall be deemed to have succeeded to the decedent's interest in this Agreement, and shall be deemed to have agreed to assume decedent's obligations under this Agreement.

2.3 Transfer; Registered Holder; Transfer Books. The Voting Trustees shall keep available for inspection by Holders at the office of the Voting Trustees set forth in the Voting Trust Certificate (or at such other office of which the holders thereof have been notified in writing) correct and complete books and records of account relating to the voting trust created by this Agreement and a record of all Holders. The Voting Trust Certificates shall be transferable only on the books of the Voting Trustees, upon surrender of such Voting Trust Certificates (duly endorsed in blank or accompanied by a proper instrument of assignment duly executed in blank, together with all requisite transfer tax stamps attached thereto and an amount sufficient to pay all Federal, State and local taxes or other governmental charges, if any, then payable in connection with such transfer) by the registered Holder in person or by such Holder's duly authorized attorney. Upon the surrender of any Voting Trust Certificate for transfer, the Voting Trustees shall cancel such Voting Trust Certificate and issue to the transferee (and to the registered holder of such Voting Trust Certificate, in the case of a partial transfer) a new Voting Trust Certificate or Certificates in the same form and representing in the aggregate the same number of Shares of the Corporation as the Voting Trust Certificates presented for cancellation. Any Voting Trust Certificate or Certificates may be exchanged for another Voting Trust Certificate or other Voting Trust Certificates for a like aggregate amount, but in different denominations.

2.4. Record Ownership. The Voting Trustees may treat the registered Holder of each such Voting Trust Certificates as the absolute owner thereof for all purposes whatsoever, and accordingly shall not be required to recognize any legal, equitable or other claim or interest in such Voting Trust Certificate on the part of any other person, whether or not the Voting Trustees shall have express or other notice thereof.

2.5. Replacement of Mutilated or Lost Certificates. In case any Voting Trust Certificate shall become mutilated or be destroyed, lost or stolen, the registered Holder thereof shall immediately notify the Voting Trustees, who, subject to the following sentence, shall issue and deliver to such Holder a new Voting Trust Certificate of like tenor and denomination in exchange for and upon cancellation of the Voting Trust Certificate so mutilated, or in substitution for the Voting Trust Certificate so destroyed, lost or stolen. The applicant for such substituted Voting Trust Certificate shall furnish proof reasonably satisfactory to the Voting Trustees of such destruction, loss or theft, and, upon request, shall furnish indemnity reasonably satisfactory to the Voting Trustees and shall comply with such other reasonable requirements as the Voting Trustees may prescribe.

3. Dividends and Distributions; Subscriptions.

3.1. Dividends or Distributions Payable in Cash or Other Property. The Voting Trustees shall, from time to time, pay or cause to be paid to Holders, their pro rata share of any dividends or distributions payable in cash or property, other than voting stock of the Corporation, collected by the Voting Trustees upon the Shares deposited hereunder. For the purpose of making any such payment, or for any other purpose, the Voting Trustees may, in their discretion, fix such date as they may reasonably determine as a record date for the determination of persons entitled to any payments or other benefits hereunder, or order their transfer books closed for such period or periods of time as they shall deem proper.

3.2. Share Dividends or Distributions. The Voting Trustees shall receive and hold, subject to the terms of this Agreement, any voting stock of the Corporation issued in respect of the Shares by reason of any recapitalization, share dividend, split, combination or the like and shall issue and deliver Voting Trust Certificates therefor to the Holders in proportion to their respective interests therein as shown on the books of the Voting Trustees.

4. Matters Relating to Administration of Voting Trust; Voting.

4.1. Action by Voting Trustees. The number of Voting Trustees shall be two. In all matters except as expressly provided for in this Agreement, the Voting Trustees shall act as a group. The action of a majority of the entire number of Voting Trustees as stated above, expressed from time to time at a meeting, or by a writing without a meeting, shall, except as otherwise herein stated, constitute the action of the Voting Trustees and shall have the same effect as if assented to by all. At any meeting of the Voting Trustees, any Voting Trustee may vote in person or by written proxy given to any other Voting Trustee; and any Voting Trustee may give a power of attorney to any other Voting Trustee to sign for him in case of action of the Voting Trustees taken in writing without a meeting. The Voting Trustees may adopt their own rules of procedure.

4.2. Rights and Powers of Voting Trustees. The Voting Trustees shall possess and be entitled, subject to the provisions hereof, in their discretion, to exercise all the rights and powers of absolute owners of all Shares, including, but without limitation, the right to receive dividends on Shares, and the right to vote, consent in writing or otherwise act with respect to any corporate or shareholders' actions. Such corporate or shareholders' actions include, but are not limited to, any increase or reduction in the stated capital of the Corporation, any classification or reclassification of any of the shares as now or hereafter authorized into preferred or common stock or other classes of shares with or without par value, any amendment to the Articles of Incorporation or Bylaws, any merger or consolidation of the Corporation with other corporations, any sale of all or any part of its assets, and the creation of any mortgage or security interest in or lien on any property of the Corporation. It is expressly stipulated that no voting right shall pass to others by or under the Voting Trust Certificates, or by or under this Agreement, or by or under any other express or implied agreement.

4.3. Reserved.

4.4 Trustee Removal. The Voting Trustees may be individually removed by the affirmative vote of, or by a written instrument or instruments signed by, the Holders of Voting Trust Certificates representing 80% of the Shares in the Voting Trust created hereunder.

4.5. Resignation. A Voting Trustee may resign at any time by delivering his resignation in writing to the Holders, to take effect sixty days after the date of such delivery, whereupon all powers, rights and obligations of the resigning Voting Trustee under this Agreement shall cease and terminate, except as provided in this Agreement. If a successor Voting Trustee shall not have been appointed within sixty days after the giving of such written resignation, the Voting Trustees may apply to any court of competent jurisdiction to appoint a successor Voting Trustee to act until such time, if any, as a successor shall have been appointed as provided in Section 4.6.

4.6. Vacancies. If any vacancy shall occur in the position of Voting Trustee by reason of the death, removal, resignation, inability or refusal to act of a Voting Trustee, or otherwise, such vacancy shall be filled by the appointment of a successor by the Attorney-in-fact of the Holders. If there is at any time a vacancy in the office of Voting Trustee, the voting power of the shares of the Corporation evidenced by the Voting Trust Certificates shall continue to be exercised by the remaining Voting Trustees. Any successor Voting Trustee appointed as herein provided shall indicate his acceptance of such appointment by signing counterparts of this Agreement and delivering such counterparts to the Holders, and thereupon such successor shall be vested with all the rights, powers, duties and immunities herein conferred upon the Voting Trustees as if such successor had been originally a party to this Agreement as a Voting Trustee. The term “Voting Trustees” as used in this Agreement shall apply to and mean the original Voting Trustee hereunder and any successor.

4.7. Expenses, etc. The Holders shall reimburse the Voting Trustees for all reasonable expenses, including counsel fees, incurred by them in connection with the exercise of their powers and the performance of their duties under this Agreement.

The Holders shall reimburse the Voting Trustees for the cost of all transfer tax stamps required and all Federal, State and local taxes payable in connection with the deposit of the Shares in the voting trust pursuant to this Agreement and in connection with the re-transfer by the Voting Trustees of the Shares to the Holders upon the surrender of such certificates.

Any such expenses may be charged to the Holders of Voting Trust Certificates pro rata according to the number of Shares represented by the Certificates, and may be deducted from dividends or other distributions to them, or may be made a charge payable as a condition to the delivery of Shares in exchange for Voting Trust Certificates as provided herein, and the Voting Trustees shall be entitled to a lien therefor upon Shares, funds or other property in their possession.

4.8. Indemnification. The Holders shall indemnify and hold the Voting Trustees harmless from and against any and all liabilities, losses, costs, and expenses, including reasonable attorneys' fees, in connection with or arising out of the administration of the voting trust created by this Agreement or the exercise of any powers or the performance of any duties by them as herein provided or contemplated, to the fullest extent permitted under the law.

4.9. Reliance on Advice of Counsel. The Voting Trustees may consult with counsel concerning any question which may arise with reference to their duties or authority under this Agreement or any of the provisions hereof or any matter relating hereto, and the opinion of such counsel shall be a full and complete authorization and protection in respect of any action taken or omitted by the Voting Trustees here under in good faith and in accordance with such opinion of counsel, and the Voting Trustees shall not be liable for any damages sustained as a result thereof.

4.10. No Duty to Investigate. The Voting Trustees shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order or other paper or document submitted to the Voting Trustees.

4.11. Interest of Voting Trustees. The Voting Trustees assume no liability as shareholders, their interest hereunder being that of trustees only. The Voting Trustees will vote the Shares on all matters in accordance with the provisions of this Agreement, but they shall have no implied obligations and they assume no responsibility in respect of any action taken (or not taken) in pursuance of their votes so cast.

4.12. Compensation of Voting Trustees. No Voting Trustee shall be compensated for his service hereunder.

5. Holders of Voting Trust Certificates Bound.

All Voting Trust Certificates issued under this Agreement shall be issued, received, and held subject to all of the terms of this Agreement. Every registered Holder of a Voting Trust Certificate, and every bearer of a Voting Trust Certificate properly endorsed in blank or properly assigned, by the acceptance or holding thereof shall be deemed conclusively for all purposes to have assented to this Agreement and to all of its terms, conditions and provisions and shall be bound by this Agreement with the same force and effect as if such Holder or bearer had been originally a party to this Agreement.

6. Dissolution of Corporation.

In the event of the dissolution or total or partial liquidation of the Corporation, whether voluntary or involuntary, the Voting Trustees shall receive the moneys, securities, rights or property to which the Holders of Shares are entitled, and shall distribute the same among the Holders in proportion to their interests. Alternatively, the Voting Trustees may in their discretion deposit such moneys, securities, rights or property with any bank or trust company doing business in [LOCATION], with authority and instructions to distribute the same as above provided, and upon such deposit all further obligations or liabilities of the Voting Trustees in respect of such moneys, securities, rights or property so deposited shall cease.

7. Reorganization of Corporation.

In case the Corporation is merged into or consolidated with another corporation, or all or substantially all of the assets of the Corporation are transferred to another corporation, then in connection with such transfers the term “Corporation” for all purposes of this Agreement shall be taken to include such successor corporation, and the Voting Trustees shall receive and hold under this Agreement any voting stock of such successor corporation received on account of the ownership, as Voting Trustees hereunder, of Shares held hereunder prior to such merger, consolidation or transfer. Voting Trust Certificates issued and outstanding under this Agreement at the time of such merger, consolidation or transfer may remain outstanding, or the Voting Trustees may, in their discretion, substitute for such Voting Trust Certificates new voting trust certificates in appropriate form, and the term “Shares” as used herein shall be taken to include any shares which may be received by the Voting Trustees in lieu of all or any part of the shares of the Corporation.

8. Escrow Provisions.

8.1. Appointment of Voting Trustees as Escrow Agent. The Corporation and each Holder hereby appoint the Voting Trustees as escrow and selling agent in accordance with the terms and conditions set forth herein, and the Voting Trustees hereby accept such appointment. (The Voting Trustees, in their capacity as escrow and selling agent hereunder, are referred to herein as the “Agent.”)

8.2 Covenants of Holders Regarding Sale of Shares. Each Holder agrees (a) not to sell, transfer or convey any of the Shares or any interests therein for at least two years after the issuance to such Holder of a Voting Trust Certificate or Voting Trust Certificates for such Shares and (b) if, after the expiration of the two years period set forth in clause (a) of this Section 8.2, such Holder desires to sell all or a portion of such Shares, the Holder shall give the Voting Trustee a written authorization to sell all of a specific number of Shares owned by the Holder (the “Sale Notice”).

8.3 Sale of Shares by Agent. Upon receipt of a Sale Notice, the Agent shall use commercially reasonable efforts to sell the Shares authorized in the Sale Notice to be sold. The Agent shall be deemed to have acted in a commercially reasonable manner if (a) within 30 days after its receipt of the Sale Notice, it directs a licensed broker-dealer (“Broker”) to sell in one or more transactions at the prevailing market price at the time of sale the Shares authorized by the Holder to be sold, (b) directs the Broker to remit all of the net proceeds of such sale to the Agent, (c) delivers or causes to be delivered to the appropriate person on a timely basis for settlement of the sale, any certificate for the Shares which are sold and (d) within 30 days after receipt of the net proceeds of the sale of the Shares remits to the Holders such net proceeds. Notwithstanding the foregoing, the Agent may take such actions as it deems reasonable and appropriate to limit the sale of Shares or disregard the Sales Notice during any period where such sales may have a significant detrimental effect of the market price of the Shares or where such sales would violate applicable securities laws.

8.4 Exculpation and Indemnification of Agent.

(a) The Agent shall have no duties or responsibilities other than those expressly set forth herein. The Agent shall have no duty to enforce any obligation of any person to make any payment or delivery, or to direct or cause any payment or delivery to be made, or to enforce any obligation of any person to perform any other act. The Agent shall be under no liability to the other parties hereto to anyone else, by reason of any failure, on the part of any party hereto or any maker, guarantor, endorser or other signatory of any document or any other person, to perform such person’s obligations under any such document. Except for amendments to this Agreement, the Agent shall not be obligated to recognize any agreement between any and all of the persons referred to herein, notwithstanding that references hereto may be made herein and whether or not it has knowledge thereof.

(b) The Agent shall not be liable to any party hereto or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Agent) statement, instrument, report, or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained), which is believed by the Agent to be genuine and to be signed or presented by the proper person or persons. The Agent shall not be bound by any of the terms thereof, unless evidenced by a writing delivered to the Agent signed by the proper party or parties and, if the duties or rights of the Agent are affected, unless it shall give its prior written consent thereto.

(c) The Agent shall not be responsible for the sufficiency or accuracy of the form, or of the execution, validity, value or genuineness of, any document or property received, held or delivered by it hereunder, or of any signature or endorsement thereon, or for any lack of endorsement thereon, or for any description therein; nor shall the Agent be responsible or liable to the other parties hereto or to anyone else in any respect on account of the identity, authority or rights, of the person executing or delivering or purporting to execute or deliver any document or property or this Agreement. The Agent shall have no responsibility with respect to the use or application of any funds or shares or other property paid or delivered by the Agent pursuant to the provisions hereof.

(d) The Agent shall have the right to assume, in the absence of written notice to the contrary from the proper person or persons, that a fact or an event, by reason of which an action would or might be taken by the Agent, does not exist or has not occurred, without incurring liability to the other parties hereto or to anyone else for any action taken or omitted, or any action suffered by it to be taken or omitted, in good faith and in the exercise of its own best judgment, in reliance upon such assumption.

(e) To the extent that the Agent becomes liable for the payment of taxes, including withholding taxes, in respect of income derived from the investment of funds or securities held hereunder or any payment made hereunder, the Agent may pay such taxes. The Agent may withhold from any payment of monies held by it hereunder such amount as the Agent estimates to be sufficient to provide for the payment of such taxes not yet paid, and may use the sum withheld for that purpose. The Agent shall be indemnified and held harmless against any liability for taxes and for any penalties in respect of taxes, on such investment income or payments in the manner provided herein.

(f) The Agent will be indemnified and held harmless by the Corporation and each Holder from and against all expenses, including reasonable counsel fees and disbursements, or loss suffered by the Agent in connection with any action, suit or proceeding involving any claim, or in connection with any claim or demand, which in any way, directly or indirectly, arises out of or relates to this Agreement, the services of the Agent hereunder, except for claims relating to gross negligence by Agent or breach of this Agreement by the Agent, or the monies or other property held by it hereunder. Promptly after the receipt by the Agent of notice of any demand or claim or the commencement of any action, suit or proceeding, the Agent shall, if a claim in respect thereof is to be made against the Corporation or a Holder, notify each of them thereof in writing, but the failure by the Agent to give such notice shall not relieve from any liability which the Corporation or the Holder may have to the Agent hereunder. Notwithstanding any obligation to make payments and deliveries hereunder, the Agent may retain and hold for such time as it deems necessary such amount of monies or property as it shall, from time to time, in its sole discretion, deem sufficient to indemnify itself for any such loss or expense and for any amounts due it hereunder. For the purpose hereof, the term “expense or loss” shall include all amounts paid or payable to satisfy any claim, demand or liability, or in settlement of any claim, demand, action, suit or proceeding settled with the express written consent of the Agent, the Corporation and the Holder, and all costs and expenses, including, but not limited to, reasonable counsel fees and disbursements, paid or incurred in investigating or defending against any such claim, demand, action, suit or proceeding.

8.5 Resignation of Agent. The Agent may resign at any time and be discharged from its duties as Agent hereunder by giving the Corporation and the Holders at least 60 days’ written notice thereof. As soon as practicable after its resignation, the Agent shall turn over to a successor escrow agent appointed by the parties hereto all monies and properties held hereunder (less such amount as the Agent entitled to retain pursuant to this Agreement) upon presentation of the document appointing the new escrow agent and its acceptance thereof. If no new agent is so appointed within the 60-day period following such notice of resignation, the Agent may deposit the aforesaid monies and property with any court it deems appropriate.

9. Term; Release of Shares.

9.1. Term. Each of the Holders may terminate this Agreement and the voting trust created hereby as to himself after the expiration of the two years period set forth in clause (a) of Section 8.2 of the Agreement by prior written request; the rest of the Holders may leave their shares in the voting trust and this Agreement is effective until they choose to take the shares out of the voting trust by a prior written request.

9.2. Exchange of Shares and Voting Trust Certificates. Upon the termination of this Agreement as to the Shares of Holder(s), the Voting Trustees, in exchange for and upon surrender of any Voting Trust Certificate then outstanding with respect to such Shares, shall, in accordance with the terms thereof and out of the Shares received and held by them hereunder, cause the Corporation to deliver to the Holder(s), certificates for Shares represented by such Voting Trust Certificate at the expense of such Holder(s). If the Holder(s) refuse to pay the expense so incurred, the Voting Trustees may sell certain amount of Shares for such expense. The voting trust created by this Agreement is effective until the Holder(s) receive the certificates for Shares represented by the Voting Trust Certificate. Furthermore, if any such delivery shall take place (i) after the record date for establishing holders of Shares entitled to vote at a meeting of stockholders but (ii) prior to the date of such meeting of stockholders, the Voting Trustees shall deliver with the certificates for Shares an irrevocable proxy authorizing the person in whose name the certificates for Shares are registered to vote such Shares at such meeting.

10. New Subscribers.

Any holder of shares of the Corporation may at any time become a subscriber hereto with respect to any such shares by subscribing to this Agreement and depositing the certificate representing his shares, accompanied by duly executed instruments of transfer. Such subscribers shall then become Holders as if they were original parties to this Agreement.

11. Miscellaneous.

11.1. Benefits of this Agreement; Survival. The terms of this Agreement shall be binding upon and inure to the benefit of and shall be enforceable by the Holders, the Voting Trustees, and their respective successors and assigns. The rights of the Voting Trustee under Sections 4.7 and 4.8 and of the Holders of Voting Trustee Certificates under Section 9.2 shall survive any termination of this Agreement or any resignation or removal of any Voting Trustee pursuant to the terms of this Agreement.

11.2. Notice. Any notice, request, offer, acceptance or other communication permitted or required to be given hereunder to the Voting Trustees shall be sent by certified mail or by courier service, return receipt requested, or hand-delivered to such person at the address set forth below:

Holders: to the Escrow Agent or if the Escrow Agent gives written notice to the Voting Trustees that the Escrow Agreement has been terminated, then by an announcement on our website .

Voting Trustees: Sixiao An

or at such other addresses as may be established by notice hereunder. Any notice so given shall be deemed effective at the time of delivery indicated on the duly completed postal service or courier receipt or when hand-delivered.

11.3. Severability. In case any provision of this Agreement shall be held to be invalid or unenforceable in whole or in part, neither the validity nor the enforceability of the remainder of this Agreement shall be in any way affected.

11.4. Descriptive Headings; Gender. The headings in this Agreement are for the convenience of reference only and shall not limit or otherwise affect the provisions hereof. The use of the masculine gender shall be deemed to include the feminine and neuter gender.

11.5. Counterparts of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

11.6. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of New York.

The respective parties have caused this Agreement to be executed as of the date first above written.

Voting Trustees:
/s/ Sixiao An
Sixiao An

Attorney-in-Fact for Holders:
/s/ Sixiao An
Sixiao An

				Schedule A

SERIAL NUMBER	TRUSTEESHIP CARD NUMBER	NAME	ID CARD NUMBER	ADDRESS	GENERAL SHARE NUMBER
1	81948	Li Qingguang	110105194710142208	No.1204, No.13 Building, Fuxingmenwaidajie, Xicheng District, Beijing	17600
2	81951	Yang Xiangfan	410105351127103	No.39, No.3 Building, North No.27 Courtyard, Jing'er Road ,Jinshui District, Zhengzhou, Henan	1600
3	82123	Yan Wei	230306630121455	Material Section, Chengzihe Coalpit, Jixi, Heilongjiang	22000
4	82127	Li Quan	110102197505263013	Hairdressing Hall of New Century Guesthouse, Beijing Middle Road, Lasa, Xizang.	2200
5	82175	Li Xiangfang	310102194710183227	Room 101, No.16, No.2 Branch Lane, No.888 Lane, Luojin Road, Minxing District, Shanghai	3300
6	82181	Zhao Jun	130602521024182	12-3-202, No.58, Renhuijie, Qiyi West Road, Xinshi District, Baoding, Hebei	1540
7	82193	Bai Zhuye	612731461014002	Y11-15B, Yahezhineng Garden, Fengcheng No.1 Road, Weiyang District, Xi'an, Shaanxi	1540
8	82194	Fan Zunqin	510224197812276023	22-2-301, Debaohuacheng, Guigang, Guangxi	2640
9	82197	Li Qingfang	610113370517046	No.155, Haojia Village, Xi'an, Shaanxi	660
10	82199	Ding Shaomin	350302580920002	No.2-405, 277 Lane, Dongda Road, Putian, Fujian	4000
11	82205	Xiao Zhishan	110105196212231557	No.1, Unit 11, No.21 Building, Shuguangli, Chaoyang District, Beijing	4000
12	82407	Zhang Jinfu	220523621006033	Teacher Advanced School, Huinan County, Jilin	600
13	82411	Yang Yufeng	622101620330072	13-4-402, Aolinchuntian, Lincui West Lining, Chaoyang District, Beijing.	2200
14	82666	Sun Yitian	350204421013402	Room 609, No.9, Huguang Road, Kaiyuan District, Xiamen ,Fujian	572
15	83182	Hu Yuchen	510304421010102	A4-2-604, Lanyu, Jinzhouwan, Panlong District, Kunming, Yunnan	2800
16	83184	Chang Wengang	210106197410105812	No.15-241, Daye Road, Tiexi District, Shenyang, Liaoning	2860
17	83241	Zhang Jinghui	130103196907121515	1-602, Unit 3, East Area of Shiji Garden, No.75, Donggang Road, Yuhua District, Shijiazhuang.	2800
18	83242	Cao Chunyang	510215194702041610	Office Address: No.56, Hongjingdadao Road, Yubei District, Chongqing, People's Republic of China 401147 Home Address: Renminzhilu Road, Yuzhong District, Chongqing, People's Republic of China	2860
19	83250	Yang Liping	650106450101082	No.102, No.35 Building, West Railway Station, Urumqi, Xinjiang	2800
20	83281	Zou Huizhen	352128530629002	No.73, Hedong Road, Songxi County, Fujian	1430
21	83284	Liu Shuping	532301196307230085	Chuxiongzhou Industrial and Commercial Bank, Longquan Road, Chuxiong, Yunnan	1100
22	83287	Jia Huangling	652401531226142	225-2-502, Huixinli, Chaoyang District, Beijing	1430
23	83290	Pan Suzhen	371425197902037626	No.961, Gaobeidian Village, Gaobeidian Township, Chaoyang District, Beijing	1400
24	83294	Mu Pengfei	142327198504084910	4-1-15, Lodging House, No.4 Electricity Construction Company, No.24, West No.2 Lane, Pingyang Road, Xiaodian district, Taiyuan, Shanxi	660
25	83295	Meng Zhiqiang	410124571119401	Heinan Village, Kangdian Township, Gong County, Zhengzhou, Henan	2200
26	83594	Yang Pengfei	140107198711191710	2-2-15, No.9, Dong'ertiao, Nanhua Gate, Taiyuan, Shanxi	660
27	83595	Li Yahong	510302700829102	3-2-11, Jiaotong Garden, Tongda Branch Road, Ziliujing District, Zigong, Sichuan.	4300
28	83796	Yan Xingyu	210112197801050211	Jiaqingdaxuetang, No.10, West Chongshan Road, Huanggu District, Shenyang, Liaoning	4400
29	83797	Yu Jian	230804551119135	Railway Office, Jiamusi, Heilongjiang	8580
30	83800	He Lixia	342128681025012	No.22, Jiaotong Road, Erxinjie, Chengguan Town, Yinshang County, Anhui	6600
31	83802	Yan Wenqin	342128710526022	43-16, Jiefang South Road, Chengguan Town, Yingshang, Anhui	2200
32	107781	Zhang Qian	370202810606352	No.701, Press of Xinhua, Second work area of Xinhua News Agency, No.8 Jingyuan Road, Shijingdhan District, Beijing.	1430
33	84127	Zhou Haijun	330227641011684	Room 405, No.30, No.199 Lane, Yongfeng Road, Haishu District, Ningbo, Zhejiang	1430
34	84232	Su Li	420502197908271311	No.12-1, No.7, North Lane, Jiefang Road, Beibei District, Chongqing	1100
35	84243	Tang Jian'an	320402490122041	1 Room, A Building, Jingchuandongyuan, Changzhou, Jiangsu	2200

36	84367	Zhang Shifu	532331196610200610	Financial Branch, Electric Business Sect of Kunming, Zhanqian Road, Kunming, Yunnan.	11000
37	84459	Zhong Hui	510302630127052	26-Fu16, Tanmulinjie, Ziliujing District, Zigong, Sichuan	3300
38	84490	Xu Deshun	332601197403124710	South Yefen Village, Xiachen Town, Jiaojiang District, Taizhou, Zhejiang	1320
39	85371	Ma Yamin	110108521114427	No.130, No.11 Building, No.2 Area, No.20, Fuxing Road, Haidian District, Beijing	2200
40	85395	Li Bingxue	132435630125051	Shahe Village, Nanzhang Town, Rongcheng County, Hebei	1100
41	85409	Zhang Meng	110103198007160047	13-3-6, Panjiayuan, Chaoyang District, Beijing	2200
42	85416	Jia Yingkai	133001680507445	No.14, East Chang'anjie, Dongcheng District, Beijing	1100
43	85676	Zhang Jingmin	133001541024025	NO.1602, Renmin East Road, Hengshui, Hebei	2320
44	85689	Gao Guimin	220602650227034	No.118, Hunjiangdajie, Fangda Trade Ltd., Baishan Jilin	1100
45	85712	Wang Qingzhong	330104550719001	8-3-201, Qingtainanyuan, Shangcheng District, Hangzhou, Zhejiang	1430
46	85725	Luo Mengna	430303610310002	No.1, No.14 Building, No.1, Tanmeng Road, Xiangjiang District, Xiangtan, Hunan	1100
47	85726	Zhu Jun	210203197604166011	Shoe and Cap Section, Dalian Store, No.1, Qingsanjie, Zhongshan District, Dalian, Liaoning	5500
48	85730	Li Xiuyun	411221631218052	No.5, No.8 Building, No.6 Courtyard, Youyijie, Shangjie District, Zhengzhou, Henan	1100
49	85737	Liu Yuezhen	410306450924004	No.504, Unit 2, No.13 Building, No.18, Daqing Road, Jili District, Luoyang, Henan	1100
50	85741	Liu Shuanwu	140203580513201	Yuanping Experimental Middle School, Shanxi	2200
51	85748	Chao Hongcai	37010419520709222X	Shandong Gold Group Ltd., No.16, Jiefang Road, Jinan, Shandong	3300
52	85924	Chai Song	640103600221183	Residence Area, No.217 Brigade, Wenchang North Road, Xincheng District, Yinchuan, Ningxia	2860
53	85926	Zhang Xia	150204580516182	Mineral Water Workshop, Yanjing Beer (Baotou Snow Deer) Co., Ltd., Moni Road, Kun District, Batou, Inner Mongolia	14000
54	85941	Chen Zhijin	110108195711205710	1-2-204, No.23, West 3rd Ring North Road, Haidian District, Beijing	4290
55	85944	Li Shan	610303195008231615	No.9, Chongshanli Lane, Xicheng District, Beijing	1430
56	85952	Wang Meihui	370305691010282	No.216, Huangong Road, Linzi District, Zibo, Shandong	1144
57	86665	Shi Yijun	652201198102101627	Room 1003, Unit 3, No.8 Building, No.15 Yard, Jianguo Road, Chaoyang District, Beijing	4400
58	86689	Hu Yuanxiang	512901520407001	Automobile Service Company, Chuangzhong Oil and Gas Company, No.162, Kaixuanxia Road, Suining, Sichuan	1100
59	87969	Zhang Peifen	332623530819004	No.65, Kangle Road, Hepingjiedao, Keling, Zhejiang	860
60	87971	Wang Yuanhui	441425197708160696	Cooperation and Fiance Building, No.3038, Shennan East Road, Luohu District, Shenzhen, Guangdong	1430
61	88789	Chen Wei	310109194306211227		2200
62	89176	Wan Jing	132826196111152011	Laowanxiaochi, 60 meters west to Yongqing County Handicapped League, Langfang, Hebei	2200
63	90288	Wei Na	370702830201072	(No.68 Letterbox) Room 602, Unit 3, No.10 Building, Shunyuan Village, No.37, Changhong East Road, Liang Township, Beijing	2200
64	91155	Li Fengling	110223196211220627	5th Research Institute of Metallurgy Ministry, Tongzhou District, Beijing	2420
65	91159	Liu Zhiguang	230602196304032315	Electric power Dispatching Center, No.22 Lane, Xibin Road, Ranghulu District, Daqing, Heilongjiang	660
66	91529	Yao Jihua	330422460710001	Room 401, No.50, No.12 Building, Chengnan New Village, Pinghu, Zhejiang	4290
67	92365	Zhang Kuili	510304640424003	National Taxation Bureau of Da'an, Zigong, Sichuan	858
68	92785	Ke Lianhui	332623197903073030	19A1, Cooperation and Finance Building, No.3038, Shennan East Road, Luohu District, Shenzhen, Guangdong	1100
69	92787	Zhang Xiaohong	110105196411038127	Beichen Shopping Center, No.8, Anli Road, Chaoyang District, Beijing	2860
70	93257	Xiao Chunqi	310104650707049	109 Letterbox, Liugong Post Office, No.1, Heping Road, Liunan District, Liuzhou, Guangxi	1320
71	93259	Lin Guanming	360602571225101	Xiabu Credit Cooperative, Yuehu District, Yingdan, Jiangxi.	2860
72	93264	Zeng Xianhua	519003195506221928	No.128, Tianyijie, Xingfu Town, Dujiangyan, Sichuan	1400
73	94366	Liu Shengzhai	210204360907219	28-401, Xinggongnanyijie, Shahekou, Dalian, Liaoning	860
74	94953	Sun Hongyuan	110103196006130015	204-4-704, Century dongfangjiayuan, Chaoyang District, Beijing	1100
75	96935	Liu Yu	110105195504190828	No.31 Building, San Li River three Area, Xi Cheng District, Beijing.	2800
76	96950	Zhen Yongqing	110221196912053216	No.281, Baifangsanju, Qijia Town, Changping District, Beijing	2200
77	97342	Wu Xiangming	350205196907260047	Room201,No. 118 Houdaixi Road, Si Ming District, Xiamen, Fujian.	4840
78	98348	Han Hongqin	230406600219002	Group3, Committee39, District of industry and agriculture, Hegang, Heilongjiang.	4840

79	98800	Chen Chunlei	332526197602280048	2-3-704, No.2 Yard, Xiangluyingdong Lane, Xuanwu District, Beijing	2800
80	98801	Hou Weiyu	210381197102042216	Qiushi Concrete Company, Langgezhuang village, Heizhuanghu Township, Chaoyang District, Beijing	1100
81	99750	Song Yang	220302197511120250	Room406,No.136 of Xiangeli, Siming District, Xiamen, Fujian.	1210
82	99754	Lei Jizhong	340303194002010635	6-3-1,No.88 Tiyu Road, Bangshan District, Bangbu, Anhui.	1100
83	102385	Ren Yuntong	210203500220351	64,1-1, Xinchun Street, Dalian, Liaoning.	2800
84	103915	Liu Zhenying	350204193712085023	Room 201, No.22 of Yuhe Linner, Siming District, Xiamen, Fujian.	4840
85	100013	Huang Cheng	342401198110310718	3-2-501 Linhan Yuan, Jiefang North Road, Liu An, Anhui.	1100
86	100412	Huang Shufen	210203195810265521	3-1, No.119 Jianye Street, Xigang District, Dalian, Liaoning.	2200
87	100414	Li Yue	220503197906060528	No.4 Building, Tianyuan Two Poles, Xigang District, Dalian, Liaoning.	2200
88	100421	Yu Xiaolu	210203660705002	20-5-2, Lianping Street, Xigang District, Dalian, Liaoning.	1820
89	100472	Zhang Juxiang	210211560516582	No.109 Lingnan Road, Lingshui Town, Dalian, Liaoning.	1100
90	100849	Chu Shuhang	350203197409283010	174-6-505, University Road, Siming District, Xiamen, Fujian.	1694
91	101086	Fang Liyu	330104620319132	No.20 Kuiheng Alley, Shangcheng District, Hangzhou, Zhejiang.	4719
92	101448	Shen Jiahua	330121520317112	No.12-2-401, Nanxing Apartment, Shangcheng District, Hangzhou, Zhejiang.	2420
93	94919	Guan Lirong	130228551205004	wang Chaoyi, Office 227, Institute of Continuing Education, University of Political Science and Law, No.25, West Tucheng Road, Haidian District, Beijing	36845
94	101463	Chen Zhangmeng	210204196002293576	2-6-1, No.17 to 36 ShaYue Street, Shahekou District, Dalian, Liaoning.	5720
95	101464	Kong Xianfen	210202550620426	426-2-6, Wunan Street, Zhongshan District, Dalian, Liaoning.	5720
96	101467	Wang Fuquan	21021119430720142X	1-3-5,No.5 Jinyi Street, Ganjingzi District, Dalian, Liaoning.	1100
97	101840	Xi Deshu	310103194405183243	11-8-102, Guilin West Street, Xuhui District, Shanghai.	2860
98	101947	Yin Qiang	340403197007161810	F10-508#, Yuanjingtian Uptown, High Newly Development Zone, Hefei, Anhui.	1430
99	102398	Xue Yajie	210203640813554	103-1-2-1, Eight One Road, Xigang District, Dalian, Liaoning.	2200
100	102400	Li Hongguang	210921197907216435	Shanglingzi Village, Shijiazi Town, Fuxin Mongolia Autonomous County, Fuxin District, Fuxin, Liaoning	2200
101	102559	Liang Qiaoyun	310107311107204	141-28-203, Meichuan Street, Shanghai.	3146
102	102596	Wang Haiye	432301197602072025	13-1302, Tuofangyingxili, Chaoyang District, Beijing	7700
103	102598	Liu Minyu	210211400514142	26 to 21, Changshan Street, Ganjingzi District, Dalian, Liaoning.	1400
104	102600	Liu Yuan	11022919591003275X	No.29, Area3, Lvzhuang Village, Shenjiaying Town, Yanqing District, Beijing	1100
105	103139	Wang Hong	110101195808044541	No.63, Beitoutiao, Jiaodaokou, Dongcheng District, Beijing	1300
106	103909	Ding Juan	32062119850917072X	Room 1, No.29, Xinjian West Road, Libao Town, Hai'an County, Nantong, Jiangsu.	1000
107	103910	Wang Xiaoling	110105196810194127	21-1206, No.1, North Lining, Dingfuzhuang, Chaoyang District, Beijing.	1000
108	74228	Wu Kunbao	110108195612104930	No.401, Unit 2, No.9 Building, No.137 Courtyard, North Road, West 4th Ring Road, Haidian District, Beijing	3400
109	74846	Wang Xiaomei	320523500220046	202 Room, No.38 Building, Liku No.2 Village, Kunshan, Jiangsu	660
110	74848	Zhang Min	320404197606263133	204 Room, No.11 Building, Jingyang New Village, Yu shan Town, Kunshan, Jiangsu	1100
111	74849	Yan Bolin	320523550101331	404 Room, No.1, Xinyang Garden, Yushan Town, Kunshan, Jiangsu	1100
112	75232	Zhang Jianguo	650300196910030618	Ruihe Communication, No.170, Xinyang Road, Kunshan, Jiangsu	1430
113	75459	Wang Zhouhua	310228570516062	No.278, Zhangyanzhen Road, Jinshan District, Shanghai	2640
114	75835	Hu Zhonghui	420106660501281	5-13-4, Caijiashibu, Yuzhong District, Chongqing	9150
115	75837	Zhao Fuyan	510223197408278346	No.25, No.12 Building, Haojunge, Dadukou District, Chongqing	1430
116	75844	Cao Chunyang	510215470204161	Office Address: No.56, Hongjingdadao Road, Yubei District, Chongqing, People's Republic of China 401147 Home Address: Renminzhilu Road, Yuzhong District, Chongqing, People's Republic of China	2860
117	75940	Li Renyuan	610113311011001	East 4-2-3, No.60, Leyou Road, South Part, Yanta District, Xi'an, Shaanxi	1760
118	75943	Zhang Junying	622821194211030025	1-10-4-202, Zhangbanchangqingxinglongyuan Village, Weiyang District, Xi'an, Shaanxi	4400
119	76034	Gao Huirong	370202380304442	No.64-1-301, FengHua Road, Qing Dao, Shandong	2860

120	76473	Hou Yufeng	610121470708121	East, 3/F, Unit 3, No.4 Building, Chang'an Agricultural Products Company, No.162, Chang'annanjie, Chang'an District, Xi'an, Shaanxi	4840
121	76553	Kong Weizhen	321283197609225816	7-104, Jiangnanmingzhu Garden, Changjiang North Road, Kunshan, Jiangsu.	1760
122	76757	Zheng Qingyu	610113380624213	Retirement Office, No. 203 Institute, No.10, Zhangba East Road, Xi'an, Shaanxi	12960
123	76807	Zhu Linxiang	310225194603180071	Room 101, No.146, No.63 Building, Tingchao No.5 Village, Huinan Town, Nanhui District, Shanghai	4400
124	76970	Wei Xiaoqin	130802531220064	3-5-309, Tangjiuku, Niuquanzigou, Chengde, Hebei	2200
125	76979	Lei Suhai	510202197512044716	181-5F-1, Jinyinwan, Daping, Yuzhong District, Chongqing	1540
126	77014	Zhou Shiping	420102631025203	Yangtze River Rock and Soil Engineering Head Office, No.1863, Jiefang Ave., Hankou, Wuhan, Hubei	2600
127	77015	Song Xiaomin	130322611114162	29-2-3, Tuanjieli, Haigang District, Qinhuangdao, Hebei	1430
128	77018	Feng Lin	510121197403312674	301 Room, No.28 Building, Chengbeishangcheng International Garden, Yushan Town, Kunshan, Jiangsu	660
129	77181	Li Hong	510122730621076	No.9 Team, No.3 Brigade, Student of Armed Police Command Institute, Chengdu, Sichuan	2420
130	77316	Yan Guorong	230206520429092	58-65 Letter box, Xi'an	1680
131	77317	Wang Jiaxiang	610330341125201	58-65 Letter box, Xi'an, Shaanxi	440
132	78046	Zeng Runlan	440224195601160947	House Property Bureau Office, Fankou Mine of Plumbum and Zinc, Shaoguan, Guangdong	12000
133	78048	Li Yanhong	110102195006243043	Fu 2-1-501, D No.11 Mine, College road, Haidian District, Beijing	6600
134	78190	Liu Jinliang	620103580626301	Yineng Design Institute, Power Supply Company, Lanzhou, Gansu	1570
135	78214	Xiaoke Laiti	650104630112163	Finance Research Section, Urumqi Central Branch of People's Bank of China, No.20, People Road, Urumqi, Xinjiang	1100
136	78286	Zhang Ying	610113370525211	No.10, Zhangba East Road, Yanta District, Xi'an, Shaanxi	2200
137	78290	Tai Aisheng	320926196501160016	Xinhua Bookshop (No.12, Renmin Road), Dafeng, Jiangsu	2200
138	78411	Wang Shemin	610121580425537	No.160, Third Team, Manjianghong Village, Wangqu Town, Chang'an District, Xi'an, Shaanxi	2200
139	78416	Li Xingkui	610402590913003	5-4, No.2 Building, Railway Village, Daminggong, Xi'an, Shaanxi	1540
140	78424	Lin Xirong	321083197708071751	No.2 Team, Shewang Village, Daiyao Town, Xinghua, Jiangsu	660
141	78553	Zhou Zhiguo	330719196304250212		13200
142	78667	Li Yong	610403671005003	(South College District) Department of Technical Secondary School, Ningxia Technical Institute, Yinchuan, Ningxia	1760
143	78822	Guo Jiangzhong	610102431023352	West, 3-2-5, Residence Area, 39 Insitute, Dianzi No.2 Road, Xi'an, Shaanxi	3360
144	78826	Guo Yumin	612522520528032	Xijing Company, No. 12 Building, Dianzi No.3 Road, Xi'an, Shaanxi	660
145	78864	Liang Jinyan	654201195801280036	6-132, Yunxiu Lining, Kuitun, Xinjiang.	3440
146	78945	Bao Zhuming	320919580417198	304 Room, No.4 Building, Yuedajiayuan, No.58, Yulong East Road, Yancheng, Jiangsu	1100
147	78946	Shao Jinming	320522480701001	302 Room, No.14 Building, Fanjing Village, Chengxiang Town, Taicang, Jiangsu	1430
148	78948	Liu Yuan	650203198005210064	Liu Xinsheng c/o Liu Yuan, Intermediate Court, Karamay, XinJiang	2200
149	79025	Liang Xiyun	610113401110213	No.10, Zhangba East Road, Yanta District, Xi'an, Shaanxi	1980
150	79032	Tan Jun	610112195409012515	Room 304, No.34 Building, Erfuzhuang, Weiyang District, Xi'an, Shaanxi	9200
151	79163	Wang Shuqing	230804194811252026	(Property Insurance) Jiamusi Branch, People's Insurance Company Of China, Jiamusi, Heilongjiang	17200
152	79335	Li Shiying	210103196503134512	Patrol Office, Liaoning Provincial Committee, No.19, Shisanwei Road, Heping District, Shenyang, Liaoning	8800
153	79465	An Zhiwu	630121470615155	1-10, 30 Building, Zone A, Xihang Garden, Baqiao District, Xi'an, Shaanxi	440
154	79598	Zhao Changsheng	230102196107310411	No.1, 3rd Floor, Unit 3, No.60, Jihongjie, Daoli District, Ha'erbin, Heilongjiang	1100
155	79725	Shen Bingjun	320103351218179	4-301, Houjiaqiao, Mochou Road, Baixia District, Nanjing, Jiangsu.	1430
156	79739	Song Jianhua	120103540915262	20-404, Yijiangli, Jingjiang Road, Hebei District, Tianjin	2860
157	80096	Kong Jian	430103630915203	(Retirement Office) Hunan Electric Power Reconnaissance and Survey Design Institute, No.84, Labor Road, Changsha, Hunan	1100
158	80110	Xue Xinguo	410821721118151	Public Health Center, Xunfeng Town, Xiuwu County, Jiaozuo, Henan	1430
159	80190	Gang Fang	610121461122002	Room 302, Unit 2, No.14 Building, Haironghaojia Garden, Fengcheng No.4 Road, Weiyang District, Xi'an,Shaanxi	1100
160	80242	Sang Zhou	110104198301312538	16-4-10, Tianningsidongli, Xuanwu District, Beijing	2200

161	80245	Zhou Jin	310104196911143223	Room 26A, No.20, 99 Lane, South dandong Road, Shanghai	11000
162	80407	Cui Yuzhen	210111550614102	48-3-4-1, Linhuajie, Sujiatun, Shenyang, Liaoning	2860
163	80476	Yang Mingqin	230102196709095229	Check and Measuring Center, Shiyitang Pharmaceutical Factory, Hayao Group, No.18, Dakang Road, Daoli District, Harbin, Heilongjiang	2288
164	80479	Zheng Zhuping	330323601006002	A506 Counter, Huaqiang Electron World, Huaqiang North Road, Futian District, ShenZhen, Guangdong	2860
165	80568	Li Yumeng	110109197204151821	No.302, Unit 3, No.15 Building, Yanchengyuan Village, Yandan Village, Changping District, Beijing	6600
166	80674	Wei Wei	110108197210114027	308-3-302, Huajiadixili,, Chaoyang District, Beijing	2300
167	80748	Jiang Ming	410202580506101	No.2, Unit 1, No.11 Building, Kanglejiayuan, Kaifeng, Henan	660
168	80758	Guo Shaoying	232601541021002	Inspection Section, No.2 People Hospital, Heihe, Heilongjiang	1100
169	80763	Chen Jinzhi	150102580105002	No.43, Siwufu, Fragrant Hill Road, Haidian District, Beijing	660
170	80961	Zhang Liping	120101600319256	11-2-201, Xuehuli, Anshanxidao, Nankai District, Tianjin	4000
171	81135	Jiao Aiyun	370103531123504	No.2-302, No.15 Building, No.130, Yingxiongshan Road, Shizhong District, Jinan, Shandong	3000
172	81151	Ma Tianzuo	310112196212110019	Room 102, No.71, Li'an No.2 Village, Minxing District, Shanghai	4000
173	81182	Wang Qiwei	510214661121081	59-2-3, Qianzi Village, Tianxingqiao, Shapingba District, Chongqing	1430
174	81184	Liang Chang'e	342201521112061	Suzhou Literaure Union, Anhui	2200
175	81187	Zheng Yukang	222303481222065	Room 101, No.25, 345 Lane, Zhuanxiang Road, Minxing District, Shanghai	2200
176	81188	Zhao Sutang	140511600720443	(Jianghuai Factory)No.2755, Fengtaidongjie, Jincheng, Shanxi	1140
177	81192	Zhang Zaifang	110108630723424	No.5081, High-rise, No.20, Fuxing Road, Haidian District, Beijing	2200
178	81371	Liu Binhong	612301196703172622	No.2 Workshop, Tongyong Branch, Hanjiang Tools Ltd., Hanzhong, Shaanxi	1400
179	81372	Li Manjun	420106430307362	No.204, No.3 Building, Binhumingducheng, No.35, Dingziqiao Road, Wuchang District, Wuhan,Hubei	880
180	81589	Liu Jinkun	320402193908070010	No.11, Xiguan Village, Linyuan Community, Hongmeijiedao, Changzhou, Jiangsu	1430
181	81594	Wei Xiuquan	142129511217051	No.6, Gubeixijie, Shuocheng District, Shuozhou, Shanxi	580
182	81919	Yang Jianpei	511002530213151	Railway No.2 Sect, No.564, Huancheng Road, Shizhong District, Neijiang, Sichuan	2860
183	81932	Zhong Bin	110102195610211961	No.505, East No.3 Building, Jimenli, Haidian District, Beijing	2200
184		Li Yuan	NANZI NO.06203070		1100
185	100006	Sun Xin	340103300323351	Apartment1, No.15 Jianmincang, Zhongshi District, Hefei, Anhui.	4400
186	104458	Sun Rongkai	110102195808271556	6-4-1033, Yulangyuan Village, Xicheng District, Beijing	2000
187	100473	Zhang Dade	350204194610285010	Room303, No.26 Yuhe Li, Siming District, Xiamen, Fujian.	3630
188	100476	Shen Yihong	310225194604051829	No.427 Hangtou, Hangtou East Village, Hangtou TownôNanhui District, Shanghai.	4840
189	100612	Lin Xin	110105195601287525	4-1-102, No.120, Xigexinli, Yongwaishazikou, Chongwen District, Beijing	18000
190	100848	Lin Siqing	350204196410034072	Room602, No.534 Shuangpu Road, Huli District, Xiamen, Fujian.	2420
191	101078	Chi Tongsheng	340403570815001	32-404, Yinxing Alley, Meiling Main Road, Baohe District, Hefei, Anhui.	2200
192	101084	Wu Wenjun	31010719791013541X	22-4-204, Nandajie, Puto District, Shanghai.	484
193	101087	Li Fang	110102196007302310	No.409, No.23 Building, Fuxingmenwaidajie, Xicheng District, Beijing	13200
194	101088	Yang Jianping	110103196212020618	23-2-9, Guangqumenwaidajie, Chaoyang District, Beijing	3300
195	101282	Zheng Xiuyu	310106193102242829	Room401,No.996, Nanjing West Road,Shanghai.	2420
196	101372	Wu Yumin	440301510225412	545-98, Yenan middle Road, Shanghai.	2420
197	101461	Lin Jing	21021119660208582X	3-1,No.70 Huashun Street, Shahekou District, Dalian, Liaoning.	4400
198	101462	Wu Chunli	21020319600302526X	6-1-121, Shenhe Road, Xigang District, Dalian, Liaoning.	4400
199	101466	Yu Xiufeng	210211196501211444	1-102 Longquanjinquan District, Ganjingzi District, Dalian, Liaoning.	3300
200	101476	Lu Jie	210202197007213215	4-1, No.187 Taiyuan Street, Shahekou District, Dalian, Liaoning.	220
201	101841	Xu Pinqin	310105510804282	1067-149-602, Zhonjiang Road, Putuo District, Shanghai.	2420

202	101953	Liu Chengru	340104430613301	7-4-302, Feixi Road, West area of Hefei City, Anhui.	2200
203	102222	Li Wei	330702198512250446	Room 13 to 16, Floor 12, Huatian Mansion, Small Stud-farm, North Haidian District, Beijing.	2800
204	102381	Hu Song	21020219530116542X	1-4-1,No.3, Yujia Alley, Zhongshan District, Dalian, Liaoning.	5400
205	102393	Wang Jinshu	110108196807272242	Material College of Beijing University of Technology, No.100, Pingleyuan, Chaoyang District, Beijing	10000
206	102394	Zhang Qianyan	440301641013491	6-1304, Quanhai Garden, Xinzhounan, Futian District, Shenzhen, Guangdong	5720
207	102395	Yu Jun	210211640719359	61-3-502, Lianhua Street, Shahekou District, Dalian, Liaoning.	4400
208	102397	Li Wensheng	110102194006160411	19-2-2-232, Minwangyuan, Dongcheng District, Beijing	2860
209	102402	Cao Jinliang	110104195708160835	Wang Runhua, No.2867 Letter Box, Xisanqi, Haidian District, Beijing	48600
210	102544	Li Xiaoping	110101195311083019	No.1810, Building 15, Anhui East Alley, Chaoyang District, Beijing.	2800
211	102547	Qiu Tianzhu	359002197301022039	No.22, Dongpu Dongxing Road, Hongshan Town, Shishi, Fujian.	4620
212	102548	Huang Lina	35050019590811202X	No.9, Jicheng Alley, Licheng District, Quanzhou, Fujian.	2420
213	102564	Zhai Bin	430103193706052514	16-2-301, Anhe Garden, Tianxiu Garden, Haidian District, Beijing.	2200
214	102565	Li Bin	210203195604145529	1-1-1,No.14, Qingchun Street, Xigang District, Dalian, Liaoning.	4200
215	102570	Liu Huanping	110101195005262510	22-2-201, No.6 Yard, Jili Road, Jiugong Town, Daxing District, Beijing.	2860
216	102571	Li Sicong	110101196011111131	210-11-202, Huajiadi West Lining, Chaoyang District, Beijing.	2860
217	103138	Zhuo Birong	350204194907145027	No.38-501, Huachang Road, Huli District, Xiamen, Fujian	4000
218	103141	Xu Fengjun	370724196901021416	38-804, No.13 Area, Hepingjie, Chaoyang District, Beijing	20000
219	103253	Wang Dawei	210104540703491	Ha Da Ke Zhuan Company, Heping North Street, Heping District, Shenyang.	2600
220	103552	Lin Xuezhen	350582621108054	Room2402, Building 6, Fuxin Garden City, Quanzhou, Fujian.	2420
221	103555	Li Yue	110108196506115411	5-1-24, No.4 Yard, Wanshou Road, Haidian District, Beijing	6000
222	103556	Huang Jian	110105194301242128	No.1209, No.7 Building, No.3 Area, Zhengxinyuan, Dongtieying, Fengtai District, Beijing	2600
223	103557	Liang Yuhong	110101196101122125	110G, No.29, Minwangyuan, Dongcheng District, Beijing	2600
224	103888	Fei Yue	110108197005155719	4-22-4, Yard 10, Chedao Ditch, Haidian District, Beijing.	2200
225	103890	Qin Guiqiu	110101195208282028	No.3080 Jing Xiu Yuan, Yard 58, Langxinzhuang North Road, Chaoyang District, Beijing.Zip code: 100023.	12000
226	103891	Fan Shida	412725196810266558	Room 25to1, Xiushui Garden, Jiucou Road, Jiugong Cunty, Daxing District, Beijing.	4000
227	103895	Zhang Jianming	410105196810132859	11-3-102, East area, Homeland Housing estate, Shangzhuang Cunty, Haidian District, Beijing.	32000
228	103896	Yang Guoying	11010119480325254X	1-1-401,Yard 6, Fengbuqiao Alleyway, Xuanwu District, Beijing.	2600
229	104035	Feng Wei	140411196709224853	19-45-11, Changbeizhangdian Road, Suburban area of Changzhi City, Shanxi.	2800
230	74845	Fu Guanglin	372801197612080038	Hedong Branch, Commercial Bank, Hedong District, Linyi, Shandong	2200
231	74847	Zhang Lifang	320523661026816	701 Room, No.64 Building, Minan Village, Yuecheng Garden, Kunshan, Jiangsu	5720
232	75041	Chen Binjian	350423461101001	No.154, Huancheng Road, Mihouganzhe Town, Fujian	660
233	75042	Shen Qiang	320523510713041	402 Room, No.5 Building, Lili New Village, Kunshan, Jiangsu	2860
234	75044	Wang Youyong	320411197212130032	202 Room, No.16 Building, Zhujiaku, Huanghe River Road, Kunshan , Jiangsu	2860
235	75047	Chen Xiaojie	350111570202055	No.10, Qixia, Hongshan Township, Fuzhou, Fujian	9240
236	75228	Wang Dinghong	321283197802281211	501 Room, No.24, Lihuayuan, Yushan Town, Kunshan, Jiangsu	858
237	75230	Guo Hongxing	412926197412292015	303 Room, No.9 Building, Zizhu Apartment, Kunshan, Jiangsu	600
238	75233	Shen Yikang	420204195101094518	504 Room, No.40, Xiuyi East Village, Yushan Town, Kunshan, Jiangsu	5940
239	75234	Wang Fengyuan	320523490217003	405 Room, No.38, Xiatang, Nanhoujie, Kunshan, Jiangsu	2860
240	75235	Chen Meiqin	330802431021442	Room 305,No.33 Building,Changyuan Village,Quhua Group Ltd, Qu'zhou,Zhejiang	2200
241	75418	Yuan Qilu	320523530616004	405 Room, No.38, Xiatang, Nanhoujie, Kunshan, Jiangsu	2860
242	75422	Zhu Wenke	110107540408122	13-1-110, Yuhaiyuan'erli, No.8 Courtyard, Yuquan Road, Tian Village, Haidian District, Beijing	2200

243	75759	Lu Qixun	510402520518223	172-12-5, Zhongshan No.2 Road, Yuzhong District, Chongqing	2200
244	75762	Liao Wanfu	510213550105123	3-2, No.18, Railway New Village, Jiulongpo District, Chongqing	4290
245	75768	Huang Zegang	510213541024203	No.4-1, Unit 3, No.18, Minzhu No.1 Village, Jiulongpo District, Chongqing	2200
246	75772	Xiang Jixin	420600195202143039	Training Center, Personnel Department, Xiangfan Administration Department, Chefeng Automobile Company, Xiangfan, Hubei	2800
247	75834	Wang Min	510212550803454	No.5-1, Uint 3, No.37, Meijian New Village, Yuzhong District, Chongqing	2200
248	75942	Huang Guangju	620524194210025460	No.153, 2/F, Unit 5, No.1 Building, Mingzhu Garden, Youjiazhuang, Weiyang District, Xi'an, Shaanxi	220
249	76125	Yang Weigang	110108601023495	8-1-901, No.15, Yangfangdian, Haidian District, Beijing	2200
250	76126	Shen Huiling	110102540531152	No.101, Unit 6, No.32 Building, Ganjiakou Village, Haidian District, Beijing	2200
251	76313	Xu Zhiwei	510212511201413	No.2, No.1 Building, No.29, Shiping Village, Jiulongpo District, Chongqing (Inside Yangjiaping Telecommunications Company)	7150
252	76478	Li Yong	230603197804083726	Li Ji c/o Li Yong, Longfeng Branch, Bank of Communications, Daqing, Heilongjiang	2640
253	76554	Li Ning	320523195510063810	Chemical Factory (No.21. Chaoyang Branch Road), Kunshan, Jiangsu	6600
254	76555	Zhu Jianfeng	32058319770105105X	203 Room, No.401 Building, Zhuyuan, Louyuan New Village, Kunshan Town, Kunshan, Jiangsu	5720
255	76561	Wang Ruiqing	510602640422665	Safety and Technology and Environmental Protection Department, Orient Electric Machinery Co., Ltd., Deyang, Sichuan	2360
256	76801	Zou Yunjin	42272219460821001X	Power Supply Bureau of Yidu in Hubei, No.43, Luchengbinjiang Ave., Yidu, Hubei	2860
257	76803	Huang Zhongyuan	450104620705157	Mechanical Engineering Institute, Guangxi University, No.100, Daxue Road, Nanning, Guangxi	2200
258	76969	Song Xinjun	410325196802202059	Chengguan Police Station, Song County, Henan	2860
259	76982	Huang Lifang	510202195312091869	No.6-2, No.Fu4, No.10, Yangtse River No.2 Road, Yuzhong District, Chongqing	2860
260	77016	Lin Haixian	330326196810185048	No.231,Shuanglong Road,Lucheng District,Wen'zhou City,Zhejiang	5300
261	77017	Wu Yonghou	330103194301171639	Room 601,Unit 4,No.15-1,Building,Sanbao New Village,Hang'zhou,Zhejiang	11440
262	77022	Xu Aiqing	320311197512153222	702 Room, Unit 4, No.22 Building, Xinjiu Village, Jinling Village, Xiaguan Area, Nanjing, Jiangsu	2200
263	77023	Bao Wenhu	320523510217041	602 Room, No.38, Nanhoujiexiatang, Kunshan, Jiangsu	2860
264	77182	Li Meiyun	110106195803141248	No. 501, Unit 5, No.4 Building, Jinxinyuan, Doudian Town, Fangshan District, Beijing	6600
265	77183	Zhang Yanqiu	210303570317092	No.12, NO.52 Building, West Jiefang Road, Anshan, Liaoning	2200
266	77314	Zhou Gan	430202196612136058	Career Center, Hunan Railway Professional Technology College, Tianxin Ave., Zhuzhou, Hunan	4400
267	77322	Zhang Hongqing	430202530809203	No.103, Tanghua Village, Songshan Road, Tianyuan District, Zhuzhou, Hunan	2860
268	77545	Guan Lei	110108810920142	No.402, No.909 Building, Zhongguancun, Haidian District, Beijing	2200
269	77547	Zhang Yanqing	110110195710261528	No.1203, No.28 Building, Jiandesili, Yanhuaxingcheng, Fangshan District, Beijing	3300
270	77549	Li Guoying	110102194805243328	Room 604, Unit 9, Building#1, Fang Zhi Yuan,East Lane, Xiang Lu Ying, Xuan Wu District, Beijing	4400
271	77551	Liu Xiaoqin	321022197002236320	105 Room, No.3 Building, Wenjingyuan, Garden Road, Yushan Town, Kunshan, Jiangsu	660
272	77767	An Guozhen	11010119520601402X	Room 603, No.13, Liufangbeili, Chaoyang District, Beijing	5720
273	77768	Jiang Dongyan	110105580525182	Room 1901, No.20 Building, Qingyou Park, Beiyuanjiayuan, Chaoyang District, Beijing	22000
274	77895	Yan Xiaohong	222401641208212	Jilin Aolian Law Office, No.316, Juzijie, Yanji, Jilin	2860
275	77899	Jin Bo	620104197508190270	Integrated Management Department, Power Factory, Lanzhou Petrochemical Company, No.10, Yumenjie, Xigu District, Lanzhou, Gansu	2200
276	77901	Yu Jian	510202195512251548	No.6-3, Unit 2, Wu No.3, No.2, Jianxijie, Jiangbei District, Chongqing	2860
277	78185	Gu Lixin	510202196805263811	No.2, No.1 Building, No.29, Shiping Village, Jiulongpo District, Chongqing (Inside Yangjiaping Telecommunications Company)	2200
278	78188	Tan Xiaoning	450121640108015	Dashatian Economic Development Zone Management Committee, Nanning, Guangxi	11000
279	78201	Yang Jie	532423631222038	Chengjiang County Government Office, Yunnan	2860
280	78289	Mu Jiayou	532426520505171	6-210, Residence Area, Smelting Metal Factory, Yimen County, Yunnan	660
281	78423	Wang Weili	370627195610060246	National Bureau Taxation, Laiyang, Shandong	8600
282	78425	Wu Rongmei	320981740823196	No.11-111, Yuesheng Garden, Kunshan, Jiangsu	2200
283	78428	Zang Xiuhua	110108195311057325	No.5, No.6 Building, Huanshan Village, Hot Spring Town, Haidian District, Beijing	2200

284	78430	Ding Zhenkun	110104195809260827	12-1-511, Xidajie, Xuanwu Gate, Xuanwu District, Beijing	2200
285	78549	Yang Ao	500107198809222412	No.2, No.1 Building, No.29, Shiping Village, Jiulongpo District, Chongqing (Inside Yangjiaping Telecommunications Company)	2860
286	78550	Pan Meiling	360502610108134	Taihe County Personnel Matters and Labor and Social Security Bureau, Jiangxi	2200
287	78551	Fan Hongying	110104590109258	No.1117, Unit 1, 29th Floor, No.20 Building, Chengfu Road, Haidian District, Beijing	4400
288	78554	Li Xingjun	440225196307228411	Section Of Currency and Gold and Silver, Shaoguan Center Branch, China People's Bank, Xindi Mansion, No. 48 Building, Huimin South Road, Shaoguan, Guangdong	2860
289	78557	Xiong Weihuan	230421740310002	503 Room, No.13, Kunshan Garden, Kunshan, Jiangsu	2200
290	78656	Huang Meifang	450122198505286061	Tan Xiaoning, Dashatian Economic Development Zone Management Committee, Nanning, Guangxi	11000
291	78815	Zhao Ping	330102580828182	Room 102,No.18 Building,No.193,Baoshu Road,Xihu District,Hang'zhou Zhejiang	2860
292	78829	Yang Ke	320103450803003	706 Room, No.8, Caijia Garden, Xicitang Lane, Zhongshan East Road, Nanjing, Jiangsu	2860
293	78856	Li Zhijun	120109197004050032	4-3-203, Qianguangli, Dagang Distriict, Tianjin	660
294	78858	Ding Zhenjie	110106196308042466	No.511, No.12 Building, Xidajie, Xuanwu gate, Xuanwu District, Beijing	4400
295	78859	Kong Zonghua	130603580628033	14-1-301, Hebei Agriculture University, Baoding, Hebei	2200
296	78936	Xu Guanxing	522525511105899	29-5-4, No.201, Baiyun Ave., Guiyang, Guizhou	5720
297	78938	Sun Jinzhu	320602351101252	105 Room, No.11 Building, Hongqiao East Village, Nantong, Jiangsu	2860
298	79034	Zhang Qingdong	370502650827161		2200
299	79150	Zhao Min	310225195801080041	Room 602, No.32, 41 Lane, Chengnan Road, Huinan Town, Nanhui District, Shanghai	2200
300	79160	Zhao Guihua	110106195106080021	No.1903, No.1 Building, No.38 Courtyard, Wenti Road, Fengtai District, Beijing	7000
301	79164	Wu Weiyan	230604198307134730	A-16H, Xinxinjiayuan Housing estate, Shisha Avenue, Futian District, Shenzhen.	4400
302	79324	Xu Mingliang	321028770225281	No.32, Group 4, Dongming Village, Development Zone, Taizhou, Jiangsu.	3300
303	79326	Wang Xiaoci	420102600714036	No.502, Unit3, B Building, No.1719, Sanjiyangmouyuan, Jiefang Ave., Jiang'an District, Wuhan, Hubei	2200
304	79330	Zhou Qing	330323650725001	Quality and Technical Supervision Le'qing,No.2,People's Road,Lecheng Town,Le'qing,Zhejiang	2800
305	79334	Yao Ming	321020197408040616	203 Room, No.6 Building, Dongchengjiayuan, Hailing Area, Taizhou, Jiangsu	4400
306	79410	Ke Miaozeng	332622600229005	No.7572 Shop, 3rd Floor, C Area, First Period, Futian Market, Yiwu, Zhejiang	6600
307	79420	Shen Zhengying	310227511230002	Room 101, No.28, Rongle No.2 Village, Songjiang District, Shanghai	2860
308	79431	Fan Dechao	42010619771117321X	Room 11-302, Haomeijia Garden, No.8888, Huayuan Road, Kunshan, Jiangsu.	2200
309	79445	Zhu Yanmei	610402490412230	Y07-12B, Yahezhineng Garden, Fengcheng First Road, Xi'an, Shaanxi	440
310	79593	Jiang Chunhui	350105194407230031	Changfujiayuan, No.1, Jin'an Changfu Road, Fuzhou, Fujian	2200
311	79596	Xu Bo	510213790612241	No.2, No.1 Building, No.29, Shiping Village, Jiulongpo District, Chongqing (Inside Yangjiaping Telecommunications Company)	2420
312	79599	Cai Enwei	330104640528163	Zhejiang Quanfuda Electric Power Technology Company, (Hongken Farm)Tangxin Road, Xiaoshan District, Hangzhou, Zhejiang	2200
313	79716	Wu Jianguo	430502530521001		11000
314	79723	Ma Zhengming	330602630929005	No.356,Goervnment Big Street,Jiaojiang District,Tai'zhou,Zhejiang	2200
315	79730	Ma Xuemei	110224196212230049	No.201, Unit 5, No.15 Building, Guanyinsinanli, Huangcun Town, Daxing District, Beijing	2800
316	79732	Yu Jingfang	522131440107092	Yu Jingxian, Huawei Group School, Xiema Town, Beipei District, Chongqing	37400
317	79737	He Shan	420108781017481	17th Floor, Yinke Mansion, No.38, Haidiandajie, Haidian District, Beijing	2200
318	79858	Dong Shibi	630103431224002	1-7-1, No.1164, Shixiao Road, Jiulongpo District, Chongqing	3146
319	79969	Cao Xiulan	130903510727002	3-2-202, Lodging House of South Plan Bureau, Yingbin Road, Cangzhou, Hebei	2200
320	80072	Zhao Ming	610103441228241	East, 2/F, West Unit, No.10 Building, Teachers Village, Chang'an District, Xi'an, Shaanxi	220
321	80084	Hu Qibin	420700561111033	Bureau of Health of Ezhou Municipality, Hubei	858
322	80087	Yang Yong	420300195309220915	Huan'ao Company, 2nd Floor, Industral Products Wholesale Market, Shiyan, Hubei	8800
323	80089	Song Liying	110106193501212443	No.511, No.12 Building, Xidajie, Xuanwu gate, Xuanwu District, Beijing	2200
324	80104	Yu Yong	513101650127031	No.213, Qiangjiang South Road, Ya'an, Sichuan	2600

325	80181	Yang Xiangmin	210203196312160035	No.3 Checking Bureau, Local Taxation Bureau of Dalian, No.40, Tangshanjie, Xigang District, Dalian, Liaoning	4400
326	80182	Zhang Li	510224540624523	Huang Yu c/o Zhang Li, Power Workshop, Chuanqing Chemical Plant, Luoqi Town, Yubei District, Chongqing	5720
327	80184	Liu Xueping	412721730504004	Shen Yingshi c/o Liu Xueping, Room 1302, No.20 Building, Yuhuixili, Chaoyang District, Beijing	2200
328	80199	Zhou Jinkun	320523630228765	404 Room, No.1, Chafeng New Village, Chafengjie, Zhangpu Town, Kunshan, Jiangsu	440
329	80200	Chen Xianhong	342622196509141315	502 Room, No.3 Building, Wanyuan Apartment, Penglang Town, Kunshan Jiangsu	2200
330	80203	Qi Caimei	110102630712242	China Map Publishing House, No.3, Baizhifangxijie, Xuanwu District, Beijing	2200
331	80239	Zhou Shuying	510212540126672	No.25, Niujiaowen, Jingkou Town, Shapingba District, Chongqing	3520
332	80241	Gu Xinlian	310101194608014068	Room 902, No.4, 128 Lane, Jintai Road, Pudong New District,Shanghai	8800
333	80247	Yuan Fengjuan	130224196604081568	No.1, Dongxinchen Village, Yongding Town, Menlonggou District, Beijing	4400
334	80249	Zheng Fanghui	510202195512113823	No.Fu 8, No.15, Gongnong No.4 Village, Jiulongpo District, Chongqing	2200
335	80250	Yin Tiancai	110101530825501	No.1001, Unit 2, No.111 Building, Xibahedongli, Chaoyang District, Beijing	6600
336	80262	Zhang Shanqin	310104361221322	Room 602, No.25, 33 Lane, Shilong Road, Xuhui District, Shanghai	8800
337	80403	Tang Kenong	510102611218067	Dangerous Chemical Division, Safe Production and Supervision Management Bureau, No.1, East People Road, Chengdu, Sichuan	2200
338	80453	Wang Yan	110103196012311824	Room 506, No.2 Building, No.1 Area, Anhuili, Chaoyang District, Beijing	2200
339	80454	Huang Xianghua	350125196510060311	No.36, Dating Road, Dating Village, Qidu Town, Ningde, Fujian	8800
340	80472	Xiao Wenqi	120104491020473	12-2-102, Qianxiyuan, Xiqingdao, Hongqiao District, Tianjin	5720
341	80577	Wu Jinglan	110101196209091543	No.63, Dongsisitiao, Dongcheng District, Beijing	3200
342	80580	Li Jin	110101611109452	No.18, Jingmao Lane, Chongwen District, Beijing	4400
343	80585	Liu Weiping	110102196006051142	No.110, No.13 Building, Zhichunli, Shuangyushu, Haidian District, Beijing	2200
344	80640	Wang Shoubi	510212521106412	No.2, No.1 Building, No.29, Shiping Village, Jiulongpo District, Chongqing (Inside Yangjiaping Telecommunications Company)	2420
345	80673	Li Juan	430482197801309429	No.8, Unit 2, Room 433, Tube-shaped Apartment, No.1, Nanlish Road, Xicheng District, Beijing	2200
346	80682	Liu Youjian	130603651102099	14-2-503, No.58, Remhuijie, Qiyi West Road, Xinshi District, Baoding, Hebei	2200
347	80755	Liu Yan	42050019730210134X	4-5-112, Huti Street, Yichang, Hubei.	2200
348	80759	Gan Shichang	450205197407210738	Power Branch, Liuhua Group, No.67, Beique Road, Liuzhou, Guangxi	2200
349	80770	Tang Liangbing	510212195011042812	No.8-4, No.Fu1, Model Village, Shapingba District, Chongqing	2288
350	80873	Xu Feihong	310102195911304085	Room 602, No.4, 1000 Lane, Shangnan Road, Pudong New District, Shanghai	3300
351	80874	Zhao Jiang	110110195711160016	No.601, Unit 2, No.46 Building, Binhexili, Huangcun Town, Daxing District, Beijing	2200
352	80880	Xi Zhanying	110102195411182723	No.1508, No.5 Building, Taipingli, Xuanwu District, Beijing	2200
353	80882	Wang Xiurong	230104480519022	No.404, Unit 1, No.8 Building, A No.34, Xicaoshidongjie, Chongwen District, Beijing	2800
354	80883	He Li	110108195710172224	(No.3 Department and No.3 Institute of Spaceflight Ministry) No.1 Branch, No.7203 Letter box, Beijing	14300
355	80957	Zeng Runxing	440224196304270941	House Property Bureau Office, Fankou Mine of Plumbum and Zinc, Shaoguan, Guangdong	2200
356	80967	Li Yuzhu	110107196004240021	5-5-11, Weigongcun Village, Haidian District, Beijing	2200
357	81134	Liu Yan	220421197610082127	46#5-402, Three Area of Tiantongyuan, Changping District, Beijing.	2200
358	81140	Zhou Wenhui	420104720119201	No.2, 2nd Floor, No.2 Building, Lodging House of Yudaimen Autochthonism Company, Qiaokou District, Wuhan, Hubei	858
359	81152	Feng Bin	51253019680213417X	Checking Bureau, Local Taxation Bureau of Changning County, Sichuan	2640
360	81158	Guo Weiwei	131026198202022321	No.1204, No.18 Building, Cuiyi Park, Shijingshan District, Beijing	2200
361	81167	Cheng Li	110106195403054823	No.1206, No.2 Building, No.1, Huhuangyu Road, Fengtai District, Beijing	11440
362	81185	Liu Shutian	133028196301010014	No.6, Unit 3, No.18 Building, No.646 Big Yard, No.3 Letterbox, Tangguantun, Jinghai County, Tianjin	7520
363	81198	He Yiming	610113330501211	221-305, No.10, Zhangba East Road, Dianzicheng, Xi'an, Shaanxi	2200
364	81201	Zhao Guozao	610113320615005	East, 4/F, Unit 4, No.9 Building, South Yard, Xi'an Science and Technology University, Shaanxi	2260
365	81266	Cui Yingxue	132223197301012442	1-7-502, No.1 Courtyard, Dongyingli, Fengtai District, Beijing	2200

366	81267	Zhang Bin	11011119820624821X	Room 604, Unit 38, Yan shan Dongfeng North lining, Fangshan District, Beijing.	2200
367	81274	Zhang Shuhua	110101195707261029	37-2-405, Dewaiyuxili, Xicheng District, Beijing	4200
368	81275	Zhan Jitao	110221196412203417	No.304, No.54 Building, No.95865 Army, Beijing	2200
369	81276	Qin Yue'ai	110102196002151947	11-8-602, Qingheyongtai Park, Haidian District, Beijing	2200
370	81278	Luo Yi	530103197310022919	Electricity Distribution No.3 Section, Electricity Transmission and Distribution Engineering Company, Tanxiao Road, Kunming, Yunnan	2200
371	81283	You Xiaofeng	110104710318170	24-3-501, No.3 Area, Fangzhuangfenxing, Fengtai District, Beijing	4400
372	81376	Zhang Zhengmou	310105193503074022	No.2, Kanghong Park, No.158, Laohuqingping Road, Weijiajiao, Qingpu District, Shanghai	4400
373	81377	Huang Caimin	510102196002103464	(Sichuan Artists Association) No.2, Genshangjie, Dongcheng, Chengdu, Sichuan	2640
374	81378	Ji Yaping	342201580516027	Xiu Liping c/o Ji Yaping, Suzhou Dress Machine Factory, No.52, Daodongdajie, Suzhou, Anhui	2860
375	81379	Ge Jinxia	412929196202061985	No.3, Unit 1, No.6 Building, Longyue Garden, No.49, Zhengtong Road, Second Period, Zhengzhou	4400
376	81464	Zhang Le	110108198312172257	Fu 2-1-501, Mine, Haidian District, Beijing	2200
377	81466	Fu Guiyuan	510102195609095312	14-1-1-2, No.526, Shuhan Road, Jinniu District, Chengdu, Sichuan	24310
378	81488	Zheng Min	42010619751104128X	Room 4, No.18 Building, Baiyunxili, Xicheng District, Beijing	2200
379	81490	Yang Wei	110106198301210913	Statistics Office, Yuquan Road Component Part Factory, Fengtai District, Beijing	2200
380	81578	Chen Huiru	110102194911301122	No.1201, No.11 Building, No.4, Cuiwei Road, Haidian District, Beijing	2200
381	81579	Li Fengyun	110108194606170427	2-3-303, Erlongzha, Haidian District, Beijing	2200
382	81580	Meng Ping	411102550217154	No.90, Zhouzhuang, Longjiang Road,Yuanhui District, Luohe, Henan	3000
383	81592	Lu Rufeng	310108195605201617	Room 302, No.1120, Xietu Road, Xunhui District, Shanghai	8800
384	81609	Dong Guilian	110104195110202092	No.2, Unit 2, No.8 Building, Changchunjiexili, Xuanwu District, Beijing	2200
385	81611	Zhang Dong	110107198311212919	No.103, Unit 2, No.30 Building, Radar Repair Station, Shijingshan District, Beijing	4400
386	81668	Tang Min	511111810701352	No.2, No.1 Building, No.29, Shiping Village, Jiulongpo District, Chongqing (Inside Yangjiaping Telecommunications Company)	7150
387	81916	Fei Anwen	432926661109051	No.1 People Hospital, No.98, Jiefang Road, Shuikou Town, Jianghua District, Yongzhou, Hunan	2200
388	81922	Hou Xiujuan	340203197112270241	19-1-502, Yuanding Village, Wuhu, Anhui	2200
389	81923	Jian Yuling	132801195307264021	No.1106, No.11 Building, Zhichundongli, Shuangyushu, Haidian District, Beijing	8800
390	81926	Chen Mingxing	110102196404112334	40-5-1, No.1 Area, Sanlihe, Xicheng District, Beijing	2200
391	81928	Liu Jiangbo	142701650813007	Production and Techonology Section, Yuncheng Power Supply Company, No.19, Hedong Road, Yuncheng, Shanxi	2200
392	81931	Song Lijun	142322198202160525	RC, No.563 Letterbox, Capital International Airport, Chaoyang District, Beijing	2200
393	81934	Zhao Xiufeng	110105195604090023	No.04, No.11 Row, East Courtyard, Tianshuiyuan, Chaoyang District, Beijing	2200
394	81936	Fang Bin	110103196210061272	No.301, Unit 3, No.18 Building, Mid Area, Jinyuchi, Chongzhi District, Beijing	2200
395	81941	Shao Xuemin	110111195501045518	2-1-101, No.1 courtyard, Dongyingli, Fengtai District, Beijing	2200
396	81947	Yang Dong	110102197405212331	No.1204, No.13 Building, Fuxingmenwaidajie, Xicheng District, Beijing	8800
397	81953	Dai Tianzhe	512528551210002	Daitianzhe, No.30, Sitangkou, Changxindian, Fengtai District, Beijing	22000
398	81960	Wang Rong	110108195709025446	24-3-1301, Changwa Village, Haidian District, Beijing	2200
399	81999	Yang Guo'an	342523197908310433	No.280, Pudongdadao, Pudong New District, Shanghai.	2200
400	82119	Wang Yumei	410102581008302	Fu No.11, No.11 Building, Jinjinghuayuan, No.5 Courtyard, Huaihe Road, Zhongyuan District, Zhengzhou	3300
401	82122	Yu Qingyuan	320705195809222036	Xuzhou Zhengda Feedingstuff ltd., Xiadian Road, Economic Development Zone, Xuzhou, Jiangsu	2200
402	82125	Peng Lin	370825195608240414	10-3-501, No.899, Kangfu Road, Zoucheng, Shandong	2200
403	82126	Ji Xiuping	110104195110183020	No.20, Fuxing Road, Haidian District, Beijing (No.24, South No.1 Building, No.3, You'anmenneidajie, Xuanwu District, Beijing	4400
404	82133	Xu Xiaofeng	110107195709040949	9-5-102, Bajiaonanli, Shijingshan District, Beijing	3080
405	82134	He Xuefeng	110107197703243410	No.502, Unit 1, No.1 Building, Hengshikouxili, Shijingshan District, Beijing	3300
406	82179	Li Shaokui	442827621007004	8-841, Qufudayuan, Yunfu, Guangdong	2200

407	82180	Zhang Yao	342423196902105973	21-3-301, Building Materials Chengdongyili, Xisanqi, Haidian District, Beijing	3000
408	82183	Xi Xuejuan	320622711228828	Room 4, No.18 Building, Baiyunxili, Xicheng District, Beijing	8580
409	82187	Li Yaping	110103196004130943	4-4-702, Meiliyuan Village, Haidian District, Beijing	2200
410	82190	Wang Yueming	110103195304100610	20-3-301, Wanquansi Village, Fengtai District, Beijing	3300
411	82202	Chen Yaying	310101195711214046	Room 401, No.32, Weifang No.2 Village, Pudong New District, Shanghai	4400
412	82203	Xing Jianwei	110106195506080012	Zhaoyan, State Grand Theatre Owner Committee, No.4, Stone Tablet Lane, Xicheng District, Beijing	2200
413	82397	Xu Yongfang	350500197605311557	No.21, Meishi Road, Licheng District, Quanzhou ,Fujian	3300
414	82406	Wang Wenlong	350500640910001	Room 301, Qisheng Pavilion, Tumenjie, Licheng District, Quanzhou, Fujian	858
415	82408	Lu Huazhen	110102197303072710	No.8, Unit 21, Beijing Institute of Technology, Haidian District, Beijing	3520
416	82414	Liu Yimin	110102196502102711	South 2-8-7, Bucheng Road, Haidian District, Beijing	6600
417	82415	Guo Jianjun	110106671024001	Room 6-3-11A, No.9 Courtyard, Beijie Road, Haidian District, Beijing	4400
418	82461	Huang Zhangsheng	350125196512120330	People’s Government of Yongtaichengfeng Town, Fuzhou, Fujian	4400
419	82466	Dong Xinyi	320411196209260413	North No.451, No.15 Building, Technology Park, Xinbei District, Changzhou, Jiangsu	858
420	82467	Wang Kun	110108195706066402	No.69-5, North 3rd Ring Mid Road, Haidian District, Beijing	4400
421	82468	Liu Lanying	130604195410061229	No.501, Unit 5, A No.9 Building, Guiyuanbeili, Yizhuang Economic Development Zone, Beijing	2200
422	82469	Ding Ning	11010819840110634X	No.142, West No.5 Building, No.69, North 3rd Ring Mid Road, Haidian District, Beijing	2200
423	82647	Xue Qiwei	310102560927244		2200
424	82650	Chen Jinhua	321083781004713	Beijie, Maoshan Town, Xinghua, Jiangsu	3300
425	82651	Wang Weidong	420683700201005	No.8 Courtyard, Weigongcun Road, Haidian District, Beijing	2200
426	82652	Wang Wei	110105510405581	7-2-1, Jing'anli, Chaoyang District, Beijing	2200
427	82657	Xie Wenrong	110222196007222426	No.301, Unit 4, No.54 Building, Residence Area, Beijing Dacron Factory, Shunyi District, Beijing	2200
428	82664	Wang Baozhen	310110194505153248	Room 405, No.58, Kongjiang No.5 village, Yangpu District, Shanghai	4840
429	82670	Zhao Tingjie	210402195401054170	No.2-701, Shiweiyizu, Hedongjie, Shuncheng District, Fushun, Liaoning	3300
430	82722	Zheng Liguo	110229198307022219	No.3, Xishisan Lane, Xiabanquan Village, Zhangshanying Town, Yanqing District, Beijing	2640
431	82855	Li Jiuqun	511126730901096	3-6-1, Dongsheng Village, Dongjie, Danleng County, Sichuan	3000
432	82856	Sun Kehong	31011119490922124X	Room401,No.11 Linjiangsan Village, Baoshan District, Shanghai.	20000
433	82860	Wang Guihe	110106194311240931	No.605, 4th Floor, No.4 Area, A No.15 Courtyard, Wanshou Road, Haidian District, Beijing	2200
434	82861	Lin Lu	22060219720630122X	Baishanshi Branch of Bank of China, No.13, Tongjiang Road, Baishan, Jilin	2200
435	82867	Li Biling	350102570427042	No.301, Seat 5, No.7, Tongpanlu, Drum Tower, Fuzhou, Fujian	4400
436	82868	Zhen Jin	110106196304281515	No.903, No.7 Building, Wangshan Park, Shuguang Garden, Haidian District, Beijing	4400
437	82903	Jing Bolin	110102196211281131	No.18, Shuangyushuxili, Haidian District, Beijing	14300
438	82905	Cao Xinyuan	430602196509203031	No.1604, No.17 Building, Qingyou Park, Beiyuanjiayuan, Chaoyang District, Beijing	2200
439	82906	Chu Chenxu	11010819820209274X	6-8-201, Yongtaiyuan Village, Qinghe Town, Haidian District, Beijing	2200
440	82907	Chu Xuezeng	110108195502132754	6-8-201, Yongtaiyuan Village, Qinghe Town, Haidian District, Beijing	2200
441	82908	Li Jianzhu	372402750104301	Room 3-2301, No.5 Yard, Linfeng Road, Fengtai District, Beijing.	6600
442	82909	Li Yinghong	430122197501174064	No.29, Nanhu Ave., Yueyanglou Area, Yueyang, Hunan	2200
443	82910	Li Ziwei	372428196606105415	No.26, Bijia Village, Deping Town, Linyi County, Shandong	2200
444	82924	Jing Haiyan	110102195405131129	3-1-201, Beixiaojie, Sanyuanli, Chaoyang District, Beijing	14300
445	83139	Liu Jun	132934196909050028	No.202, Unit 1, A No.2 Courtyard, Yuquan Road, Haidian District, Beijing	2200
446	83147	Zhuang Wenxiong	110104194308171215	No.55, Xuanwutaoranting Road, Beijing	4400
447	83158	Qiao Jianmin	110222194711052417	No.808, No.8 Door, No.9, Sanhuqiao South Road, Zizhuyuan, Haidian District, Beijing	2200

448	83163	Chen Youxiang	321021481125713	No.8 Team, Jixi Village, Maoshan Town, Xinghua, Jiangsu	2200
449	83173	Wang Ying	110108193411258926	No.6, 5th Floor, No.2 Building, No.2 Courtyard, Chegongzhuangdajie, Xicheng District, Beijing	2200
450	83185	Jiang Rong	510202197007224521	No.2, No.1 Building, No.29, Shiping Village, Jiulongpo District, Chongqing (Inside Yangjiaping Telecommunications Company)	2200
451	83186	Yang Jiqiong	520201431010082	15-7-4, Medical College, Guiyang, Guizhou (30-7-4, Xinggui Road)	2860
452	83190	Liu Xiaojing	21062319790930008X	R2-B-2, South Area of Keji Garden, Nanshan District, Shenzhen.	3300
453	83199	Wang Ruifeng	110105551013212	410-3-12, Jinsong No.4 Area, Chaoyang District, Beijing	2200
454	83201	Li Guangyuan	110101194511253524	No.601, Unit 4, No.12 Building, Waiyin Factory, Zizhuyuan South Road, Haidian District, Beijing	2200
455	83202	Wang Xiaolian	110228198107213225	No.3, No.1 Line, South Lane, Fuxingdongjie, Lizhuang Village, Miyun Town, Miyun District, Beijing	4400
456	83245	Yu Jia	310106460205162	Room 302, No.14, 355 Lane, Dongming Road, Pudong New District, Shanghai	6006
457	84186	Zhang Changzheng	11010819660906491X	No.10, Bungalow No.6 Building, North Honeycomb Road, Haidian District, Beijing	2200
458	84188	Zhang Runwu	612328196101250021	2-2-302, No.2 Couryard, Zhujiafenwuli, Fengtai District, Beijing	2200
459	84191	Li Zhen	110106198002094211	West4-4-501, Stadium Road, Chaoyang District, Beijing	2200
460	84285	Ping Shizhen	110104194708162027	28-1-402, Yangqiaojiaomendongli, Fengtai District, Beijing	2200
461	84286	Liu Jinghui	110104196708142543	No.601, Unit 1, No.3 Building, Liuliqiaobeili, Fengtai District, Beijing	2200
462	84303	Li Heyuan	410105197512170528	No.18, Unit 1, No.2 Building, Chedaogounanli, Haidian District, Beijing	2200
463	84304	Ren Yongjun	342201740920041	No.101, Unit 2, No.14 Building, Baiwangjiayuan, Nongda North Road, Haidian District, Beijing	3200
464	84372	Huang Shidian	350500197012185516	Room 201, No.5 Building, No.1, Donghuaijie, Fengze District, Quanzhou, Fuzhou	2200
465	84373	Zhu Nan	110106198202085432	No.502, Unit 5, No.4 Building, Jinxiyuan Village, Dian Town, Fangshan District, Beijing	2200
466	84375	Zhang Linxiang	110104195510172064	No.1 Building, No.25 Courtyard, Peixinjie, Chongwen District, Beijing	3200
467	84458	Jin Hongmin	110108196110063029	Room 201, No.1 Building, No.6 Courtyard, Linda North Road, Haidian District, Beijing	2200
468	84487	Jiang Chunhong	150304690530202	No.8 Building, Tongdaonanjie, Huimin Area, Hohhot, Inner Mongolia (Xinyuhua Electric Cable Company)	2200
469	84579	Huang Wei	310102194611043659	Room 502, No.25, 140 Lane, Yanzhong Road, Pudong New District, Shanghai	2200
470	84585	Yang Liuda	320421194507107517	801 Room, Third Unit, No.2 Building, Suoluojiayuan, Changzhou, Jiangsu	2200
471	84587	Wang Junhua	110102195606231126	Bungalow No.44, No.61, Xiwaitaipingzhuang, Haidian District, Beijing	4400
472	84632	Tang Liangbin	510212195108026712	No.16, Jingkouhoujie, Shapingba District, Chongqing	2200
473	85357	Gu Jing	110108770924276	No.101, Unit 1, No. 6 Building, Lodging House, North Village, Maofang Residence Area, Xuanwu District, Beijing	2200
474	85362	Dong Zhenlian	132801450331422	3-1-407, Armed Police Bulding, Kangningjie, Langfang, Hebei	2200
475	85365	Wang Cuiying	110104195506151260	No.11, Qianjie, Fuzhouguan, Xuanwu District, Beijing	2200
476	85367	Zhang Pu	142701198206050921	No.3, Tuangui Road, Daxing District, Beijing	2200
477	85373	Geng Hui	110102196906012333	Room 606, Unit 11, 5 th Area of Jinding Street, Shijingshan District, Beijing.	2200
478	85374	Liu Lianchang	110224195607202419	No.5, Xichang'anjie, Xicheng District, Beijing	2200
479	85377	Zhang Jinsheng	110103195503140033	No.551, No.10 Building, Huaxinyuan Village, Ciqudajie, Taihu Town, Tongzhou District, Beijing	2200
480	85378	Xu Wenyou	110106195205170073	4-16-10, No.1 Area, East Niujie Lining, Xuanwu District, Beijing.	4400
481	85379	Xu Jian	110106198406140018	No.101, Houniwa, Fengtai Town, Fengtai District, Beijing	2200
482	85381	Sun Xianzhong	110108197605282738	No.311, A No.16 Building, B Area, Hot Spring Garden, Dongshagezhuang, Changping District, Beijing	2200
483	85382	Li Souying	110102194008200448	51-2-5, No.22, Fuxing Road, Haidian District, Beijing	3300
484	85383	Ma Chunping	110102195709143102	2-3-12, No.28, Xinjiekouwaidajie, Xicheng District, Beijing	2200
485	85385	Ma Nan	110102198101253040	2-3-12, No.28, Xinjiekouwaidajie, Xicheng District, Beijing	2200
486	85388	Wang Xinxin	110105195908161134	Room 102, Unit 2, No.220 Building, Tiantongyuan, Changping District, Beijing	2200
487	85399	Liu Xiaoli	110106198004260922	No.641, Qingdingchang Village, Fengtai District, Beijing	2200
488	85400	Bai Xueduo	610103731020362	No.301, No.21 Building, No.24, Taibai North Road, Beilin District, Xi'an, Shaanxi	2200

489	85401	Liu Shuling	110106195911130925	No.641, Qingdingchang Village, Fengtai District, Beijing	2200
490	85406	Zou Yuguang	110107198310281218	10-2-903, Chongxing Park, Shijingshan District, Beijing	2860
491	85411	Liu Cunyun	110104621101162	No.69, Nanhengdongjie, Xuanwu District, Beijing	2200
492	85414	Li Jiajing	110102198405300424	29-2-1, Huayanli, Chaoyang District, Beijing	2200
493	85423	Song Laixia	110103195710260046	No.16, No.8 Building, Xincun'erli, Fengtai District, Beijing	2200
494	85425	Gu Lei	110108197908262718	1-5-602, No.23 Courtyard, Qingheyongtai North Road, Haidian District, Beijing	2860
495	85426	Zhang Jian	11010619530606005X	15-9-603, Dong'anjietoutiao, Fengtai Town, Fengtai District, Beijing	2200
496	85670	Cao Yuhua	330106194606021817	139-3, Jindi Industrial Zone, Futian District, Shenzhen Guangdong	3300
497	85681	Zhu Bo	342128630505021	37-9, Renmin East Road, Chengguan Town,,Yingshang County, Anhui	2200
498	85683	Tang Huanfang	510215640608044	Physics and Electricity Department, Fuling Normal Institute, Chongqing	2860
499	85728	Li Jing	110224196810300107	No.403, Unit 1, No.5 Building, Raiway Station Beili, Huangcun Town, Daxing District, Beijing	2800
500	85729	Cun Yunhua	342128660615002	Yingshang Town Traffic Burean, Anhui	2200
501	85733	Liu Bin	310113198011302116	Room 1307, No.6, Sitang No.4 Village, Baoshan City ,Shanghai	4400
502	85734	Chen Chengyan	31010219461226084X	Room 2204, No.1 Building, 363 Lane,Zhizao South Road, Huangpu District, Shanghai	2200
503	85745	You Caiyun	522525197310199386	Guizhou Power Transmission and Distribution, No.2, Jiandaojie, Nanming District, Guiyang, Guizhou	8800
504	85746	Zong Huifen	320402194606210027	102 Room, Unit 2, No.5 Building, Jinchenghuayuan, Chengbei Development Zone, Changzhou , Jiangsu	2640
505	85749	Zhao Huiqing	110108195609174946	7-2-702, No.202 Courtyard, Xibahebeili, Chaoyang District, Beijing	2200
506	85770	Xu Weiqing	320705197508051041	101 Room, East Unit, No.10 Building, Youjian Lane, Xinpu Area, Lianyungang, Jiangsu	2860
507	85773	Huang Weimin	350103380821009	No.33, Zhongxuan Road, Taijiang District, Fuzhou, Fujian	2200
508	85927	Lu Shufen	110104195708160827	7D, Seat D, Guangxinjiayuan, No.319, Guang'anmenneidajie, Xuanwu District, Beijing	2200
509	85928	Yu Liping	110102196103290866	11-11-1201, A No.4 Courtyard, Guosibeijie, Majiabu Town, Fengtai District, Beijing	4400
510	85960	Sun Lijun	110106196212060045	Room 302, Unit 1, No.2 Building, A No.6 Building, Guosibeijie, Grass Bridge Town, Fengtai District, Beijing	2200
511	86662	Wang Liping	410303195604230080	No.9141, No.259 Building, Aiminjie, Xicheng District, Beijing	2200
512	86663	Chi Zongxian	110104198409071617	Room 502, Unit 7, Seat B, Fenghuahaojing, No.6, Guang'antingneidajie, Xuanwu District, Beijing	2200
513	86664	Liang Guitong	410703391210051	No.8, Xinhuajie, Xinhua District, Xinxiang, Henan	2860
514	86666	Ma Lin	11010419841023302X	No.1903, No.3 Building, No.2 Area, Niujiexili, Xuanwu District, Beijing	2200
515	86670	Sun Guifeng	110104195608121214	No.16, Nanzhangchui Lane, Xuanwu District, Beijing	2200
516	86672	Song Bo	110105198407281131	18-3-312, Dongdaqiao Road, Chaoyang District, Beijing	2200
517	86674	Ling Yan	230103197103244219	B-3-501, No.21, Zhenxingjie, Nangang District, Harbin, Heilongjiang	2200
518	86679	Shi Enmin	110108194412230049	3-1-15, No.7 Courtyard, Minyuan South Road, Haidian District, Beijing	2200
519	87669	Wang Xu	110101196807211058	12-1-302, Xinzhong West Lining, Dongcheng District, Beijing.	2200
520	87670	Yu Ronghau	34042419630625003X	Xiushui County Forest Public Security Bureau, Jiangxi	2200
521	87671	Liu Zhenhua	140623820709001	Room 1106, No.11, Zhichun East Lining of Shuang Yu Shu, Haidian District, Beijing.	2200
522	87672	Cheng Jing	110101196606194028	10#-3-301, Liufang South Lining, Chaoyang District, Beijing.	2200
523	87675	Li Quanrong	321124196212260517	Room 501, 2nd Floor, Jinlaiyuan Village, Xihongmen Town, Daxing District, Beijing	2200
524	87956	Xu Lin	420203197403152544	No.24-63, Cihu East Road, Shihuiyao District, Huangshi,Hubei	2200
525	87957	Liu Junhong	370103690210454	No.6-305, Jingshi Road, Shizhong District, Jinan, Shandong	5600
526	87962	Duan Yijun	370103511216642	No.5-3-401, Mid Area, No.39, Yuhan Road, Shizhong District, Jinan, Shandong	2800
527	87964	Hu Bo	37283319781219003X	No.1, Shengfuqianjie, Lixia District, Jinan, Shandong	2800
528	87977	Gao Congfeng	372422197209246413	Room 301, Unit 1, No.10 Building, No.19, Yangguang New Road, Huaiyin District, Jinan, Shandong	2800
529	88788	Yang Wenxi	110223195006050011	No.341, No.35 Building, Yuqiaonanli, Tongzhou District, Beijing	2200

530	88790	Chun Mengshu	110102198311210014	No.8, Tianxian Lane, Xicheng District, Beijing	2200
531	89019	Sun Zhen	420923760720001	A-106, Zhenyemeiyuan, Futianmeilin Road,Shenzhen, Guangdong	2200
532	89021	Zhuang Jianfeng	350521711119653	No 502, No13 Building, Quanganghainanjie, Quanzhou, Fujian	2200
533	89170	Chen Laite	110104197905212015	Individual loan centre of Construction branch Bank, Tainan Edifice, No.1 West Damochang Street, Chongwen Distrit, Beijing.	2200
534	89472	Duan Lihong	370102195603081124	No.401, Unit 4, No.6 Building, Qianggenjie, Gong Courtyard, Lixia District, Jinan, Shandong	14000
535	89473	Liao Hong	110101196406040649	13-1-901, No.5 Area, Tiantongyuan, Changping District, Beijing	2200
536	89887	Meng Yun	150202197411172148	No.901, No.10 Building, Yiyuan, Donghuibeili, Chaoyang District, Beijing	4400
537	89889	Lu Feng	11010219780907043X	5-4-3, No.37, Beiyang Lane, Xicheng District, Beijing	4400
538	89894	Yao Xusheng	110104195701152533	No.20, Back Door, No.63, Fengsheng Lane, Xicheng District, Beijing	2200
539	90287	Liu Ligang	130603196809230977	Beijing Technology & Business University, No.11, Fucheng Road, Haidian Road, Beijing	2200
540	91152	Ma Zengmao	15020219481124061X	7-501, Gongyuan Village, Xinxingdajie, Donghe District, Baotou, Inner Mongolia	2200
541	91154	Zeng Fulu	510212197109080314	14-141, No.3 Block, Minzhu Road, Qingshan District, Baotou, Inner Mongolia	2200
542	91533	Wang Yulan	130203400701422	12-41-6-402, Fengrun District, Tangshan, Hebei	2200
543	91538	Zhao Lijuan	110101195907113522	4-302, No.1 Building, A No.6 Courtyard, Beidajie, Dongzhi Gate, Dongcheng District, Beijing	2200
544	91698	Miao Shengyong	110102196809131576	Room 321, No.10 Building, Qingnianhubeili, Dongcheng District, Beijing	2200
545	91699	Feng Yana	110105196205036120	No.362, No.409 Building, Huizhongli, Chaoyang District, Beijing	2200
546	91702	Zhang Qian	130203670629426	7-6-2-101, Fengrun District, Tangshan, Hebei	4400
547	91742	Meng Ruizhen	150202561024272	No.5, No.1 Building Village, No.7 Row, Zhan South Road, Donghe District, Baotou, Inner Mongolia	2200
548	92198	Tian Zhuping	130203500427271	9-4-302, Gaogezhuang Building, Gaogezhuang, Lubei District, Tangshan, Hebei	2200
549	93256	Xu Jianxing	110108194002121413	Biological and Physics Section of the Chinese Academy of Sciences), No.15, Datun Road, Chaoyang District, Beijing	2200
550	93446	Zhi Shengxi	120109198201210511	9-4-103, Kaiyuanli, Yingbinjie, Dagang District, Tianjin	2200
551	93447	Luo Baowen	622322571006001	3-105, Building of Agricultural Bank of China, No.10, Jinchuan District, Jinchang, Gansu	2200
552	94367	Chen Jian	210211680418591		2200
553	94581	Sun Shiyun	110101194402084557	Sun Zhanwei c/o Sun Shiyun, Sanitation Service Center, No.2 Community, Babaofeng, Shijingshan District, Beijing	8580
554	94951	Wang Huaijing	410105197210081036	Accounting Department, No.80, Huayuan Road, Zhengzhou, Henan	4400
555	95243	Si Lu	410203197609201522	No.2, No.8 Building, No.14 Courtyard, Weiwu Road, Jinshui District, Zhengzhou,Henan	4400
556	95245	Zhuang Runfang	440301194407217512	2-16A, Anjingge, Anbolijingyuan, No.6012, Shennan Ave., Futian, Shenzhen, Guangdong	572
557	95404	Lin Bajun	350402681220003	No.24, Datong Road, Yong'an, Fujian	2200
558	95551	Zhang Qian	370202810606352	No.701, Press of Xinhua, Second work area of Xinhua News Agency, No.8 Jingyuan Road, Shijingdhan District, Beijing.	5720
559	95553	Wang Qi	110105196812040041	16-14-502, Nanxiaojie, Inside Chaoyang Gate, Chaoyang District, Beijing	2800
560	95583	Liu Xiaoling	440222197407070047	No.8-21, No.2 Area, Hui'anguangli, Asia Sports Meeting Village, Chaoyang District, Beijing	3800
561	96375	Ma Qiaoming	332626700512048	No.2 10doors, No.4 Building, No.8 Canal West Road, Tongzhou District, Beijing.	2860
562	96530	Wang Shaoyang	350583680115375	No.1003 Quan Fu Da, Fine food Street, Quanzhou, Fujian.	4840
563	96929	Wang Naihua	110105193706061822	Room A821-8 Century Edifice, No. 99 Wang Fu Jing main Street, Dongcheng District, Beijing.	3520
564	96931	Xu Yafang	310107195309261643	Room601-602, Three Villages of Wu Ning County, Putuo District, Shanghai.	2420
565	96944	Chen Nan	110108197703306027	21-4-762, Dahuisi, Haidian Road, Beijing	2800
566	96948	Geng Dongjie	110108197209269793	22-3-306, Dongdajie, Xuanwu Gate, Xuanwu District, Beijing	2800
567	96949	Li Wei	110101198607030059	No.503, Unit 3, No.8 Building, Beizhugan Lane, Dongcheng District, Beijing	2800
568	96951	Hao Xinying	110107198211090344	1-2-402, Guchengruyi Village, Shijingshan District, Beijing	2200
569	96953	Wang Guanhua	110105193807140036	7-2-2, Ciyunsi, Chaoyang District, Beijing	5600
570	96954	Dai Liancui	110109195801220363	No.101, Unit 3, No.7 Building, Dayu Treater Dongjie, Mentougou, Beijing	2200

571	96955	Chen Yi	110108194801041129	21-4-762, Dahuisi, Haidian Road, Beijing	2800
572	96956	Li Cui'e	110109197505201829	Room 405, No.10 Building, Chongjuyuan Village, Shijingshan District, Beijing	2800
573	96958	Zhang Chengying	512222197703010065	Steam Machine Workshop, Baihe Power Plant, Kai County, Chongqing	2200
574	97198	Huang Yarong	350321761202771	13 A, South Seat, Jianghuahaoyuan, No.8, Waijiaonanjie, Chaoyang District, Beijing	5720
575	97203	Hou Pusheng	372922741107477	12-2-102, North Area, Longxingyuan, Changping District, Beijing	2200
576	97296	Gu Xiaoyan	612127710504006	No.35 East Ring Road, Chenguan Town, Dali County, Shaanxi.	5620
577	97402	Zhang Aiju	310103193210213225	No.194 Jianguo West Road, Luwan District, Shanghai.	2860
578	97759	Yang Ying	110102601027274	2 14 Building, No.4 Wanshou Road, Beijing.	5500
579	98721	Zhang Yazhen	350204193603240020	Room401, No.228 of South Hubin Road, Siming District, Xiamen, Fujian.	6160
580	98722	Chen En'fei	330105195209030064	5-2-503 of Huazhisi Alley, Hangzhou.	6292
581	98784	Li Changshan	110105195406267553	113-2-601, No.1 Area, Wangjingxiyuan, Chaoyang District, Beijing	2860
582	98789	Yang Shugui	13010219651214154X	No.610, No.6 Building, Huiminyuan, Tonghuijiayuan, Chaoyang District, Beijing	2200
583	98792	Gao Fengyun	110106195207164259	No.308, No.5 Building, No.6 Courtyard, Guangqukou, Chaoyang District, Beijing	2860
584	98794	Li Yi	110102197410222331	5-105, Haidian South Road, Haidian District, Beijing.	3400
585	99746	Lai Baohua	350500197206061028	No.10 Hongyacheng, Licheng District, Quanzhou, Fujian.	3146
586	99747	Tu Zongquan	350425197603241833	No.7 New Jiyang Street, Jiyang Country, Datian Town, Fujian.	3146
587	99753	Chen Pengfei	310107193610222812	Room102,No.46 seven Caoyang Village, Putuo District, Shanghai.	484
588	99815	Liu Dequan	130404194410280311	2-601, No.8 Building, Lodging House of Railway Ministry, Taipingli, Xuanwu District, Beijing	2860
589	99816	Feng Erhan	110103195605110935	No.2, Unit 3, South No.36 Building, Sanlitun, Chaoyang District, Beijing	2860
590	99818	Kou Lingming	110104195110160814	4-1-401, Dongdajie, Outside Xibianmen, Xicheng District, Beijing	2200
591	99820	Tang Huizhi	110101196110121562	1-9-303, No.9 Courtyard, Cuiwei Road, Haidian District, Beijing	2200
592	99821	Yang Wei	110102195707050121	No. 341, North Building, Mashenmiao, Haidian District, Beijing	6600
593	99824	Zhao Rifa	110101195701091575	11-603, No.5 South Songnian Alleyway, Dongcheng District, Beijing.	5720
594	99826	Hao Xiaoguang	370702470920233	No.421, No.1 Building, Qianbanbijie, Xicheng District, Beijing	18000
595	99864	Liu Ruohu	142133197704024017	8-2-303, Wanrunjiayuan, Huilongguan Town, Changping District, Beijing	2860
596	84060	Xue Feng	142701196311201219	Room 3053, No.5, No.2 Area, Fengzhuyuan, Jiaomen No.18, Fengtai District, Beijing	2200
597	84061	Zheng Li	110108197308122738	5-802, Runminliufangju, No.21, Zuojiazhuangnanli, Chaoyang District, Beijing	2200
598	84064	Zhang Haitao	110102195709031936	Zhucheng Advertisement, No.77, North 3rd Ring Mid Road, Haidian District, Beijing	2200
599	84131	Jiang Wenyu	310111470726087	Room 202, No.24, 58 Lane, Baolin Road, Baoshan District, Shanghai	2200
600	84180	Zhao Yingping	620102197206095849	Plane Maintenance Department, Zhongchuan Airport, Lanzhou, Gansu	2200
601	83804	Chen Shilan	342128640106022	No.305, Renmin East Road, Chengguan Town, Yingshang County, Anhui	2200
					2200000